EXHIBIT 10.25

                        SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between GALVESTON'S STEAKHOUSE CORP., a Delaware corporation, with headquarters located at 151 East Alessandro Blvd., Riverside, California 92508 (the "Company"), and the undersigned (the "Buyer").

                             W I T N E S S E T H:

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D ("Regulation D" as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, 6% Convertible Debentures (the "Debentures"), of the Company which will be convertible into shares of Common Stock, $.01 par value per share of the Company (the "Common Stock"), upon the terms and subject to the conditions of such Debentures (the Common Stock and the Debentures sometimes referred to herein as the "Securities"), and subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.       AGREEMENT TO PURCHASE; PURCHASE PRICE.

                  a. Purchase. The undersigned hereby agrees to purchase from the Company, the Debentures of the Company, in the principal amount of $100,000 having the terms and conditions and being in the form attached hereto as Annex
I. The purchase price for the Debentures shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

                  b. Form of Payment. The Buyer shall pay the purchase price for the Debentures by delivering immediately available good funds in United States Dollars to the Company in an amount equal to the principal amount of Debentures being so purchased. Promptly following payment by the Buyer to the Company of the purchase price of the Debentures, the Company shall deliver the Debentures duly executed on behalf of the Company to the Buyer.


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                  2.  BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO
INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  a. Without limiting Buyer's right to sell the Common Stock pursuant to the Registration Statement (as defined below), the Buyer is purchasing the Debentures and will be acquiring the shares of Common Stock issuable upon conversion of the Debentures for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

                  b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;

                  c. All subsequent offers and sales of the Debentures and the shares of Common Stock issuable upon conversion of, or issued as dividends on, the Debentures (the "Shares" or "Common Stock") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

                  d. The Buyer understands that the Debentures are being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debentures and to receive an offer of the Shares;

                  e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debenture and the offer of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Special Transition Report for the fiscal year ended December 31, 1997. (2) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 and (2) Form SB-2, dated February 27, 1998 (the "Company's SEC Documents").


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                  f. The Buyer understands that its investment in the
Securities involves a high degree of risk;

                  g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

                  h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  i. Neither the Buyer, nor any affiliate of the Buyer, will enter into, any put option, short position, or other similar position with respect to the Debentures or the Shares.

                  j. Notwithstanding the provisions hereof or of the Debentures, in no event (except with respect to an Event of Mandatory Conversion upon the maturity of the Debentures) shall the holder be entitled to convert any Debenture to the extent after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Buyer and its affiliates on the date of the requested conversion (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and (2) the number of shares of Common Stock issuable upon the requested conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Buyer and its affiliates on that date of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso. In addition, the Company and Buyer agree that until the Company either obtains shareholder approval of the issuance of the shares of Common Stock upon conversion of the Debentures and exercise of the Warrants herein described, or an exemption from Nasdaq's corporate governance rules as they may apply to such issuable shares, the Buyer may not and will not convert the Debentures into more than 19.9% of the shares of Company's Common Stock outstanding on the date hereof (the "Common Share Limit").

                  3.    COMPANY REPRESENTATIONS, ETC.

                  The Company represents and warrants to the Buyer that:

                  a. Concerning the Shares. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock.

                  b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite


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corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/Small Cap Market. The Company shall promptly provide to Buyer copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on the NASDAQ/Small Cap Market.

                  c. Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures. The Shares have been duly authorized and, when issued upon conversion of, or as interest on, the Debentures, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

         d. Securities Purchase Agreement; Registration Rights
Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto as Annex II (the "Registration Rights Agreement"), and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Debentures will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         e. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth,
(iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein. The Company is not in violation of any material laws, governmental orders, rules, regulations or ordinances to which its property, real, personal, mixed, tangible or intangible, or its businesses related to such properties, are subject.

         f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

         g. SEC Documents, Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company, through its agent, has delivered to the Buyer true and complete copies of the SEC Documents (except for exhibits and incorporated documents). The Company has not provided to the Buyer any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

         As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         h. Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company.

         i. Full Disclosure. There is no fact known to the Company
(other than general economic conditions known to the public generally) or as disclosed in the documents referred to in Section 2(e), that has not been disclosed in writing to the Buyer that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

         j. Absence of Litigation. Except as disclosed in the SEC
Documents referred to in Section 2(e), which the Buyer has reviewed, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business or financial condition of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

         k. Absence of Events of Default. No Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

          l. Prior Issues. Except for the $600,000 of 6% Convertible
Debentures of the Company issued on July 15, 1998, during the twelve (12) months preceding the date hereof, the Company has not issued any convertible securities.

         4.    CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         a. Transfer Restrictions. The Buyer acknowledges that (1) the Debentures have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

         b. Restrictive Legend. The Buyer acknowledges and agrees that the Debentures, and, until such time as the Common Stock has been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with an effective registration statement ("Registration Statement"), the Shares issued to the Holder upon conversion of the Debentures shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Debentures and such Shares):

         THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement, in substantially the form attached hereto as Annex II, on or before the Closing Date.

         d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Debentures to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

         e. Reporting Status. So long as the Buyer beneficially owns any of the Debentures, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

         f. Special Redemption. In the event the proposed Paragon transaction is terminated by the seller and the Company receives and/or is entitled to receive a break-up fee or other compensatory payment from Paragon by reason of such seller's termination of its agreement with the Company, the Company hereby covenants and agrees to first apply any and all such monies received from the seller to effect a prompt redemption, in cash, of the Buyer's Debentures.

         g. Available Shares. The Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights of the Buyer pursuant to the terms and conditions of the Debentures.

         h. Non-Public Information. The Company shall in no event disclose non-public information to the Buyer, advisors to or representatives of the Buyer unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Buyer, such advisors and representatives with a reasonable opportunity to accept or refuse to accept such non-public information for review. Nothing herein shall require the Company to disclose non-public information to the Buyer or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Buyers who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Buyer and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the registration statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, no misleading. Nothing herein shall be construed to mean that such persons or entities other than the Buyer (without the written consent of the Buyer prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

         5.    TRANSFER AGENT INSTRUCTIONS.

         (a) In order to effect the conversion of all or part of the Debenture, the Debentureholder shall issue a notice of conversion substantially in the form attached hereto (the "notice of conversion") which may be by facsimile and surrender the Debenture for conversion if the Debenture is not already in possession of the Company. Each conversion of all or any portion of the Debenture will be deemed to have been effected as of the close of business on the date on which such notice of conversion is delivered to the principal office of the Company via facsimile. At such time as such conversion has been effected, to the extent that any portion of the Debenture is converted, the rights of the Debentureholder with respect to such portion of the Debenture shall cease and the Debentureholder shall be deemed to have become the holder o record of the shares of conversion Shares represented thereby.

         (b) No fractional shares of Common Stock shall be issued upon conversion of the Debenture. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall round up to the nearest whole of Common Share.

         (c) The Company shall, immediately upon receipt of a notice of conversion, issue and deliver to or upon the order of such Debentureholder, against delivery of the Debentures which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled and such certificate or certificates shall not bear any restrictive legend; provided (a) the Common Stock evidenced thereby are sold pursuant to an effective registration statement under the Securities Act, (b) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale of such shares may be made without registration under the Securities Act, or (c) such holder provides the Company with reasonable assurance that such shares can be sold free of any limitations imposed by Rule 144, promulgated under the Securities Act. The Company shall cause such issuance and delivery to be effected within five (5) business days and shall transmit the certificates by messenger or overnight delivery service, or via the DWAC system, to reach the address designated by such holder within five (5) business days after the receipt of such notice.

         6.    GOVERNING LAW: MISCELLANEOUS.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         7. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given, (i) on the date delivered, (a) by personal delivery, or (b) if advance copy is given by fax, (ii) seven business days after deposit in the United States Postal Service by regular or certified mail, or (iii) three business days mailing by international express courier, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

     COMPANY: GALVESTON'S STEAKHOUSE CORP.
              151 E. Alessandro Blvd.
              Riverside, CA 92500
              ATTN: Richard M. Lee
              Telecopier No.: (714) 557-4651

              with a copy to:

              Lehman & Eilen, Esqs.
              50 Charles Lindbergh Blvd.
              Uniondale, New York 11553
              Attention: Hank Gracin, Esq.
              Telecopier No.: (516) 222-0948

      BUYER: At the address set forth on the signature page of this Agreement.

         8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Company's representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debentures and the Purchase Price, and shall inure to the benefit of their respective successors and assigns.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

AGGREGATE PURCHASE PRICE OF SUCH DEBENTURE: $__________

              SIGNATURES FOR ENTITIES

     IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Agreement to be duly executed on its behalf this ____ day of July, 1998.

---------------------------         ------------------------------------
                                    Printed Name of Subscriber
---------------------------
                                    By: --------------------------------
Telecopier No. ------------             (Signature of Authorized Person)

                                    ------------------------------------
                                    Printed Name and Title


         This Agreement has been accepted as of the date set forth below.

                                    GALVESTON'S STEAKHOUSE CORP.



                                    By: -----------------------------------
                                        Richard M. Lee, Chairman & CEO

                                                                   EXHIBIT 10.26

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 15, 1998
(this "Agreement"), is made by and between GALVESTON'S STEAKHOUSE CORP., a Delaware corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of July 15, 1998, between the Initial Investors and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investors one or more 6% Convertible Debentures of the Company, in an aggregate principal amount not exceeding $1,000,000 (collectively, the "Debentures"), which Debentures will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Debentures; and

         WHEREAS, to induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

         1.    Definitions.

         (a) As used in this Agreement, the following terms shall have the following meanings:

         (i) "Investor" means the Initial Investors and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

         (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         (iii) Potential Material Event means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

         (iv)   "Registrable Securities" means the Conversion Shares.

         (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

         (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.    Registration.

         (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than forty-five (45) days following the initial Closing Date under the Securities Purchase Agreement, either a Registration Statement on Form SB-2 registering for resale by the Investor the number of shares into which the Debentures would be convertible at the time of filing of the Form SB-2, which Registration Statement shall be declared effective no later than 120 days after the Closing Date.

         (b) Payments by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not effective within the earlier of (a) 5 days after notice by the SEC that it may be declared effective or (b) one hundred twenty
(120) days following the initial Closing Date (the Required Effective Date"), or after a Suspension Period (except as provided by the last sentence of section
2a), then the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(b). The amount to be paid by the Company to the Initial Investor shall be determined as of each Computation Date, and such amount shall be equal to two (2%) percent of the cash purchase price paid by the Initial Investor for all Debentures then purchased and outstanding pursuant to the Securities Purchase Agreement for any period from the Required Effective Date to each Computation Date thereafter, until the Registration Statement is declared effective by the SEC (the "Periodic Amount"). The full Periodic Amount shall be paid by the Company in immediately available funds within three business days after each Computation Date. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

         As used in this Section 2(b), the following terms shall have the following meanings:

         "Computation Date" means the date which is thirty (30) days after the Required Effective Date (except as provided by the last sentence of section 2(a)), and, if the Registration Statement required to be filed by the Company pursuant to Section 2(a) has not theretofore been declared effective by the SEC, each date which is thirty (30) days after the previous Computation Date (pro rated for partial periods) until such Registration Statement is so declared effective.

         3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

         (a) Prepare promptly, and file with the SEC by forty-five (45) days after the initial Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its reasonable best efforts to cause each Registration Statement relating to Registrable Securities to become effective the earlier of
(a) 5 days after notice by the SEC that it may be declared effective or (b) one hundred twenty (120) days following the initial Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Closing Date
(ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

         (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects;

         (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

         (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

         (g) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Shares, or engage in any other transaction involving or relating to the Registrable Shares, from the time of the giving of notice with respect to a Potential Material Event until such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Shares for more than two twenty
(20) day period in the aggregate during any 12-month period ("Suspension Period") with at least a ten (10) business day interval between such periods, during the periods the Registration Statement is required to be in effect;

         (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

         (i) Cooperate with the Investors who hold Registrable
Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

         (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

         4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

         (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

         (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5. Expenses of Registration. All expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

         6.    Indemnification. In the event any Registrable
Securities  are included in a Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person" or "Indemnified Party"), against any losses, claims, damages, liabilities or expenses (joint or several) (including reasonable attorneys fees) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to clause (b) of this Section 6, the Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9;

         (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In case any such action is brought against any Indemnified Person or Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Person or Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Person or Indemnified Party under this Section 6 for any legal or other reasonable out-of-pocket expenses subsequently incurred by such Indemnified Person or Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action of its final conclusion. The Indemnified Person or Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and reasonable out-of-pocket expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to each Investor so long as such Investor owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in
Section 2(c) hereof.

         10. Amendment of Registration Rights. Any provision of this
Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.   Miscellaneous.

         (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, GALVESTON'S STEAKHOUSE CORP., 151 E. Alessandro Blvd., Riverside, California 92500, ATTN: Mr. Richard Lee, Telecopier No.: (714)557-4651; with a copy to Lehman & Eilen, Esqs., 50 Charles Lindbergh Blvd., Uniondale, New York 11553, Attention: Hank Gracin, Esq., Telecopier No.: (516) 222-0948; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (j)   Neither party shall be liable for consequential damages.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                      GALVESTON'S STEAKHOUSE CORP.


                      By: /s/ Richard M. Lee
                      Name: Richard M. Lee
                      Title: Chairman & CEO

                      ------------------------------------

                      By: --------------------------------
                      Name: ------------------------------
                      Title: -----------------------------

                      ------------------------------------

                      By: --------------------------------
                      Name: ------------------------------
                      Title: -----------------------------

                                                                   EXHIBIT 10.27

     THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


No.                                                            US $ ___________

                          GALVESTON'S STEAKHOUSE CORP.

                   6% CONVERTIBLE DEBENTURE DUE JULY 15, 2001


    THIS DEBENTURE is one of a duly authorized issue of up to $1,000,000 in Debentures of GALVESTON'S STEAKHOUSE CORP., a corporation duly organized and existing under the laws of the State of Delaware (the "Company") designated as its 6% Convertible Debenture Due July 15, 2001.

     FOR VALUE RECEIVED, the Company promises to pay to __________., the registered holder hereof (the "Holder"), the principal sum of _________________ THOUSAND and 00/100 (US $_________) Dollars on July 15, 2001
(the "Maturity Date") and to pay interest, in arrears on the principal sum outstanding from time to time in arrears, on a quarterly basis on, September 30, December 31, March 31 and June 30 of each year, at the rate of 6% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first such business day to occur after the date hereof until payment in full of the principal sum has been made or duly provided for. Subject to the provisions of #4 below, the principal of, and interest on, this Debenture are payable at the option of the Holder, in shares of Common Stock $.01 par value per share of the Company ("Common Stock"), or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder as the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Debentures are issuable in denominations of Fifty Thousand
Dollars (US$50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4. A. Subject to Section 4B and 4C, the Holder of this Debenture is entitled, at its option, to convert at any time, the principal amount of this Debenture, provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Debentures registered to the Holder is less that Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of Common Stock of the Company at a conversion price for each share of Common Stock equal to 85% of the Market Price (as herein defined) on the Conversion Date; provided, further, that if such conversion is effected prior to the effective date of the Registration Statement filed pursuant to the Registration Rights Agreement between the Company and the Holder, or the Holder's predecessor in interest, the restrictive legend required by the Act shall be applied to the shares of Common Stock so issued. For purposes of this Section 4, the "Market Price" shall mean the average closing sales price of the Company's Common Stock for the five days preceding the Conversion Date as reported by the National Association of Securities Dealers. Conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice attached hereto as Exhibit A, executed by the Holder of the Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest (and penalties) accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash or Common Stock upon conversion at the Conversion Rate. No fraction of Shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company or, the date set forth in such facsimile delivery of the notice of conversion if the Debenture is received by the Company within three (3) business days therefrom. Facsimile delivery of the conversion notice shall be accepted by the Company at telephone number (714-557-4651); ATTN: R. Lee). Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the date the notice of conversion with the original Debenture is delivered to the Company.

         B.  (i)   The Company shall have the right to redeem any Debentures
                   for which a Notice of Conversion has not theretofore been submitted by delivering a Notice of Redemption to the Holder of the Debenture; provided, however, that the Holder shall have two (2) business days following the issuance of any such Notice of Redemption to deliver a Notice of Conversion to the Company in respect of the Debenture; provided, further, that in the event the Holder shall so determine to deliver a Notice of Conversion to the Company following the Company's issuance of a Notice of Redemption, notwithstanding anything to the contrary contained in this Debenture, the applicable Conversion Price for the Debenture shall be equal to 85% of the closing sales price of the Company's Common Stock on last trading day preceding the Conversion Date as reported by the National Association of Securities Dealers.

             (ii) The redemption price shall be equal to 115% of the then outstanding principal amount of the Debenture.

             (iii) The redemption price shall be paid to the Holder in cash within ten (10) days from the date of the Notice of Redemption. In the event such payment is not timely made, the Notice of Redemption shall be null and void.

         C. The Company shall have the right to require, by written notice to the Holder of this Debenture no more than thirty (30) days, and no less than ten (10) days, prior to the Maturity Date, that the Holder of this Debenture exercise its right of conversion with respect to all or that portion of the principal amount and interest outstanding on the Maturity Date.

     5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture and all other Debentures now or hereafter issued of similar terms are direct obligations of the Company.

     6. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     7. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     8. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     9. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     10.   The following shall constitute an "Event of Default":

         a. The Company shall default in the payment of principal or interest on this Debenture and such default shall remain unremedied for three (3) business days after the Company has been notified of the default in writing by a Holder; or

         b. Any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, or in any certificate or financial or other written statements furnished by the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in any material respect at the time made; or

         c: The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture and when required by this Debenture or the Registration Rights Agreement, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and any such failure shall continue uncured for three (3) business days after the Company has been notified of such failure in writing by Holder.

         d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

         e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

         f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

         g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

         h. Any money judgment, writ or warrant of attachment, or similar process in excess of Five Hundred Thousand ($500,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

         i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

         j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for a period in excess of five trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     11. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: July 15, 1998

             GALVESTON'S STEAKHOUSE CORP.

             By:/s/ ------------------------

             /s/ ---------------------------
                 (Print Name)

                 ---------------------------
                 (Title)

                                  EXHIBIT A

                             NOTICE OF CONVERSION

  (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into shares of Common Stock of GALVESTON'S STEAKHOUSE CORP. (the "Company") according to the conditions hereof, as of the date written below. In converting the Debenture No. ______________, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not a nominee for any other party, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended.


Date of Conversion* ------------------------------------------------------------

Applicable Conversion Price ----------------------------------------------------

Signature ----------------------------------------------------------------------
                                          [Name]

Address: -----------------------------------------------------------------------

         -----------------------------------------------------------------------




* This original Debenture and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.

                                                                   EXHIBIT 10.28


                       NOTE PURCHASE AGREEMENT

THIS AGREEMENT ("Agreement") is made this 28th day of September 1998, between Galveston's Steakhouse Corp. and its assignees and/or successors (the "Company") and Talisman Capital Opportunity Fund Ltd. (the "Purchaser").

                           RECITAL

WHEREAS, the Company has authorized, the issuance and sale of the Company's Secured Convertible Note in the amount of one million four hundred thousand dollars ($1,400,000.00) (the "Note").

WHEREAS, the Purchaser desires to purchase the Note set forth on Schedule I hereto.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and Purchaser agree as follows:

NOTE.The Company agrees to sell and the Purchaser agrees to buy a Note, for a price of 100% of the face value. Subject to the terms and conditions contained in this Agreement and in the Note, at the Closing (as hereinafter defined) the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Note set forth on Schedule I hereto.

CLOSING.

   Date of Closing. The Closing of the purchase and sale of the Notes (the "Closing") shall take place on or before October 9, 1998.

2.1 Items to be Delivered to Purchaser. The following shall be delivered by the Company to each Purchaser on the Closing Date:

     a)    An executed copy of the Note Purchase Agreement;

     b)    The Note purchased by such Purchaser (Exhibit A);

     c) A legal opinion of counsel to the Company covering the due execution, delivery and binding effect of this Agreement and the Notes; and

     d) A certificate of the secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Notes;

     e)    Properly executed and duly authorized Collateral Assignment
           Agreement.

2.2 Items to be Delivered to the Company. The following shall be delivered by each Purchaser to the Company on the Closing Date:

     a) The purchase price set forth on Schedule I by wire transfer to the account designated by the Company.

     b)    Executed copy of the Note Purchase Agreement.

REPRESENTATIONS AND WARRANTIES.

3.1 Representations and Warranties of the Company. The Company represents and warrants that as of the date of this Agreement:

      a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

      b) Authority. The execution and delivery by the Company of this Agreement and the Notes (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors; (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws: (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

      c) Binding Effect. This Agreement and Notes have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     d) Litigation. There is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject or which calls into question any of the transactions contemplated by this Agreement.

     f) Securities Matters. Subject to the accuracy of the representations of the Purchaser set forth in Section 3.2 hereof, the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (The "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Notes and the Shares as contemplated by this Agreement.

     g)    Independent Auditors. The Company shall, until at least three
           (3) years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     h) Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Conversion Shares and the Warrant Shares having the terms set forth in Section 4 of this Agreement.

     i) Asset Transfers. The Company shall not transfer, sell, convey, use as collateral or otherwise dispose of any of its material assets to any Subsidiary or affiliate except for a cash or cash equivalent consideration and for a proper business purpose, while any of the Notes are outstanding, without written consent from the Purchaser.

     j) Right of First Offer. The Company agrees that, during the period beginning on the date hereof and terminating on the second anniversary of the date of the Closing, the Company will not, without the prior written consent of the Investor issue or sell, or agree to issue or sell any equity or debt securities of the Company or any of its subsidiaries (or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity or debt securities of the Company or any of its subsidiaries) ("Future Offerings") unless the Company shall have first delivered to the Investor at least ten (10) trading days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and providing the Investor and its affiliates an option during the five (5) trading day period following delivery of such notice to purchase up to the full amount of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering. The Investor shall notify the Company, in writing, prior to the end of such ten (10) trading day period if it desires to participate in the Future Offering.

     k) Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) in all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and (ii) all lawful claims for labor, materials, and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

     l) Compliance Certificate; Notice of Default. The Company shall deliver to the Buyer, within 90 days after the end of the Company's fiscal year, an Officer's Certificate stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether each of the Company and its Subsidiary has kept, observed, performed and fulfilled its obligations under this agreement.

     m) Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, expect for noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     n) Waiver of Stay, Extension of Usury Laws. The Company covenants that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance if this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Buyer, but will permit the execution of every such power as though no such law had been enacted.

     o) Limitation on Dividend and Other Payment Restricitons Affecting Subsidiaries. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividend or make any other distributions on or in respect of its Capital Stock; or (b) make loans or advances or to pay any Indebtedness or other obligation owed to the Company or any Subsidiary.

     p) Change of Control. Upon the occurrence of a Change of Control, the Company shall make an offer to purchase the outstanding Note at a purchase price equal to the greater of: (i) 150% of the principal amount thereof plus accrued interest to the date of purchase; or
           (ii) the intrinsic value of the Note on the date the change of control occurs. As defined herein and in Exhibits A and B hereto, intrinsic value is defined as: (applicable market price - maximum conversion price) x ((principal amount of Note outstanding + any and all accrued and unpaid interest + fees)/ (maximum conversion price)). Change of Control shall be defined as: (i) a purchase of a majority of the Company's Common Stock; (ii) a merger of the Company with another entity which results in shareholders of the Company owning less than 50.01% of the Company; (iii) the removal of Richard M. Lee as Chairman or Chief Executive Officer; (iv) the sale of the Company to another entity.

3.2 Representations and Warranties of the Purchasers. Each Purchaser represents and warrants that as of the date of the execution of this
       Agreement:

     a) Authorization. This Agreement constitutes a valid and legally binding obligation of such Purchaser.

     b)    Investment Representations.

        (i) The Purchaser has received and reviewed the Company's disclosure documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to have all their questions regarding the Company satisfactorily answered.

        (ii) The Purchaser (or its members and/or officers) have previously invested in unregistered securities and have sufficient financial and investing expertise to evaluate and understand the risks of the Notes and the Shares.

        (iii) The Purchaser has received financial information and general business information from the Company, and is relying on, representations (except as set forth in the Agreement) and projections with respect to the Company's business and prospects.

        (iv) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

        (v) The Purchaser is acquiring the Notes and the Shares for investment purposes only without intent to distribute the same, and acknowledges that the Notes and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

        (vi) The Purchaser acknowledges that it will not be able to transfer the Notes and Shares except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

        (vii) The certificates and/or instruments evidencing the Notes will contain a legend to the foregoing effect.

        (viii) Neither the Buyer, nor any affiliate of the Buyer, will enter into, any put option, short position, or other similar position with respect to the Notes or the shares, nor shall Buyer lend the Notes or the shares to any person, whether or not an affiliate, so as to enable or assist such person to enter into, any put option, short position, or other similar position with respect to the Notes or the shares, except that margin accounts used by the Buyer to hold the Notes or shares shall not be deemed to be a lending of notes or shares.

3.3 Obligations of the Buyer. All obligations entered into by the Buyer are contingent on successful completion of due diligence by the Buyer.

REGISTRATION RIGHTS.

4.1 Registration of Shares.

     a) The Company shall prepare and file with the SEC a registration statement as soon as practical, which registration statement shall include shares issuable upon conversion of the Notes, and shall thereafter use its best efforts to have such registration statement declared effective within 120 days after the Closing Date (the "Target Date") and remain effective until the earlier of the date on which all the Notes are sold or for the life of the Note (the "Effective Period"). Such Registration Statement shall initially cover at least 150% of the shares issuable upon conversion of the Notes into Common Stock and shall cover, to the extent allowed by applicable law, such additional indeterminate number of shares of Common Stock as are required to effect conversion of the Notes due to fluctuations in the price of the Company's Common Stock, in accordance with Rule 416 of the Act. The Company shall prepare and file with the SEC such amendments and supplements necessary to keep such registration statement effective throughout the Effective Period and to comply with the provisions of the Securities Act with respect to the sale of other disposition of the Shares covered by such registration statement whenever the Purchaser shall desire to sell or otherwise dispose of the same.

     b) If the effectiveness of the Registration statement is suspended or a current prospectus meeting the requirements of Section 10 of the Act is not available for delivery by the Purchaser for a period of more than ten (10) calendar days (either referred to herein as a "suspension"), the Company shall pay to the Purchasers as liquidated damages an aggregate amount equal to two percent (2%) of the total purchase price of the Notes for each thirty (30) day period following the initial ten (10) days of the suspension. Such amounts shall be pro-rated daily and paid to each Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser. Failure to make such payments within three (3) business days of the end of each calendar month shall be considered under the terms of the Note an Event of Default.

     c) Any amount payable pursuant to the foregoing provisions shall be delivered on or before the third (3rd) day following the end of the calendar month in which such payment or delivery obligation arose.

     d) The Company shall file a request for acceleration of effectiveness of the registration statement within five days after it has received a no review/no further comment determination from the SEC.

4.2 Participation in Registered Offerings ("Piggyback Rights" for Shares). If the Company at any time after the date of this Agreement and prior to the maturity or full conversion of the Notes proposes or is required to register any of its shares or other equity securities for public sale for cash under the Securities Act, it will at each such time or times give written notice to the Purchaser of its intention to do so. Upon the written request of the Purchaser given within twenty
       (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Shares held by the Purchaser or Shares obtainable upon conversion of the Note and requested to be registered under the Securities Act and any applicable state securities laws; provided, that if the managing underwriter advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering being registered by the company, the Purchaser (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its shares to be included in the registration statement, but in no case should the share reduction be more than 50% of the shares initially proposed to be registered by the Purchaser as required by the underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this
       Section 4.2 is referred to herein as the "Piggyback Registration".

4.3 Demand Registration Rights. If the Holders of a majority of the Notes so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in an Underwritten Offering of the Company. In such event, the investment banker that will administer the offering will be selected by the Holders of a majority of the Registrable Securities to be included in such offering. In connection with any Underwritten Offering, if the managing underwriters advise the Company and the participating Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

4.4 Obligations of the Purchaser. It shall be a condition precedent to the obligation of the company to register any Shares pursuant to this
       Section 4 that Purchaser shall furnish to the Company such information regarding the Shares held and the intended method of disposition thereof and other information concerning the Purchaser as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the company. If after a registration statement becomes effective the Company advises the Purchaser that the Company considers it appropriate to amend or supplement the applicable registration statement, the Purchaser shall suspend further sales of the Shares until the Company advises the Purchaser that such registration statement has been amended or supplemented.

4.5 Registration Proceedings. Whenever the Company is required by the provisions of this Section 4 to effect the registration of the Shares under the Securities Act, the Company shall:

     (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

     (ii) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

     (iii) Furnish to the Purchaser and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

     (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Purchaser may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified.

     (v) Notify the Purchaser, within three (3) business days after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     (vi) Notify the Purchaser within three (3) business days of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

     (vii) Prepare and promptly file with the SEC and promptly notify the Purchaser of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

4.6 Expenses. If registration pursuant to Section 4 does not occur, with respect to the inclusion of the Shares in a registration statement pursuant to this Section 4, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky Laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

4.7 Indemnification of the Holder. Subject to the conditions set forth below, in connection with any registration of the Shares pursuant to this Section 4, the Company agrees to indemnify and hold harmless the Purchaser, any underwriter for the Company or acting on behalf of the Purchaser and each person, if any, who controls the Purchaser, within the meaning of Section 15 of the Securities Act, as follows:

    (i) Against any and all loss, claim, damage and expense whatsoever arising out of or based upon (including, but not limited to, any and all expense whatsoever reasonable incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the Securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering;
          provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the company by or on behalf of the Purchaser expressly for use in connection therewith or arising out of any action or inaction of the Purchaser;

    (ii) Subject to the provision contained in Subsection 4.6 (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonable incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company;

    (iii) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against such seller, underwriter or any such controlling person unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such persons, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this
          Section 4, but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the sellers or controlling persons, defendants in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the sellers, underwriter or controlling persons, defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the sellers, underwriter or controlling persons reasonably believe that there may be available to them any defense or counterclaim different than those available to the Company or that representation of such sellers, underwriters or controlling persons by counsel for the Company presents a conflict of interest for such counsel, then such sellers, underwriter and controlling person shall be entitled to defend such suit with counsel of their own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

4.8 Indemnification of the Company. Each Purchaser agrees to indemnify and hold harmless the Company, each underwriter for the offering, and each of their officers and directors and agents and each other person, if any, who controls the Company and underwriter within the meaning of
       Section 15 of the Securities Act against any and all such losses, liabilities, claims, damages and expenses as are indemnified against by the Company under Section 4.6 above; provided, however, that such indemnification by Purchaser hereunder shall be limited to any losses, liabilities, claims, damages, or expenses to the extent caused by any untrue statement of a material fact or omission of a material fact (required to be stated therein or necessary to make statements therein not misleading), if any are made (or in settlement of any litigation effected with the written consent of such sellers, alleged to have been made) in any preliminary prospectus, in the registration statement or prospectus or in any amendment or supplement thereof or in any report furnished in respect to such seller by or on behalf of such seller expressly for use in any preliminary prospectus, in the registration statement or prospectus or in any amendment or supplement thereof or in any such application or other document or arising out of any action or inaction of such seller in implementing such registered offering. Notwithstanding the foregoing, the indemnification obligation of each Purchaser shall not exceed the purchase price of the Notes paid by such Purchaser. In case any action shall be brought against the Company, or any other person so indemnified, in respect of which indemnity may be sought against any seller, such seller shall have the rights and duties given to the Company, and each other person so indemnified shall have the rights and duties given to the Purchaser, by the provisions of Section 4.6. The person indemnified agrees to notify the sellers promptly after the assertion of any claim against the person indemnified in connection with the sale of securities.

4.9    Contribution. If the indemnification provided for in Sections 4.6 and
       4.7 above are unavailable or insufficient to hold harmless an indemnified party in respect of an losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnified party, on one hand, and such indemnifying party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof referred to above in this Section) shall be deemed to include any legal or other expenses reasonable incurred by such indemnified party in connection with investigating or defending any such action or claim.

LIQUIDATED DAMAGES

       The Company agrees that the Purchaser will suffer damages if the Registration Statement covering all Registrable Securities is not filed with and declared effective by the SEC and maintained in the manner and within the time period contemplated by Article 4 hereof, or if the Company has insufficient authorized and issuable shares necessary to honor tendered Notices of Conversion, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if
       (i) the Registration Statement is not filed and declared effective by the Commission on or prior to the date that is 120 days after the Closing Date, or (ii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional Registration Statement filed and declared effective) for a period of time which shall exceed 10 days in the aggregate per year (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i) and (ii) is referred to herein as a "Registration Default"), then, for so long as such default shall continue, the Company shall pay in cash as Liquidated Damages to each Holder of Restricted Securities who has complied with such Holder's obligations hereunder an amount equal to two (2%) percent for the first 30 day period past the Target Date and three (3%) percent for each thirty (30) day period thereafter (or fraction thereof) of the aggregate principal amount of Notes then owned of record by such Holder under the Securities Purchase Agreement immediately following the occurrence of such Registration Default. Such payment shall be made to each Purchaser within three (3) calendar days of the end of each month by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser and shall be paid irrespective of the amount of Shares held by Purchaser on the Target Date and thereafter. Failure to make such payments shall be considered under the terms of the Note an Event of Default.

6.   MISCELLANEOUS.

   6.1 Confidentiality.

      (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchase by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provision in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Purchaser shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

      (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Purchaser.

       (c) Nothing herein shall require the Company to disclose non-public information to the Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as herein above provided, immediately notify the advisors and representatives of the Purchaser and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such person or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing herein shall be construed to mean that such persons or entities other than the Purchaser (without the written consent of the Purchaser prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that a Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, nor misleading.

  6.2 Costs and Expenses. The Company shall bear their own costs and expenses in connection with the preparation, execution and delivery of this Agreement. The Company shall reimburse the Purchaser, pursuant to Section 3.1(j) for its expenses in connection with this transaction.

  6.3 Assignability; Successors. The provisions of the Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

  6.4 Survival. All agreements, covenants, representations and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement for the life of the Notes or until the Notes are fully converted or fully redeemed.

  6.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

  6.6 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

  6.7 Entire Agreement, Amendments. This Agreement and the Exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and each Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  6.8 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

     if to the Company:     Galveston's Steakhouse Corp.
                            151 East Alessandro Blvd.
                            Riverside, CA 92508
                            Attn: Richard Lee
                            Phone: 714.444.2295
                            Fax: 714.557.4651

     with copies to:        Hank Gracin, Esq.
                            Lehman & Eilen
                            Suite 505
                            50 Charles Lindbergh Boulevard
                            Uniondale, NY 11553-3600
                            Phone: 516.222.0888
                            Fax: 516.222.0948


     if to the Purchasers:  Talisman Capital Opportunity Fund Ltd.
                            16101 LaGrande Drive, Suite 100
                            Little Rock, AR 72211
                            Attn: Brian Ladin
                            Tel: 501.821.6800
                            Fax: 501.821.6888

  6.9 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                      GALVESTON'S STEAKHOUSE CORP.

                      By:__________________________________________

                      Its:_________________________________________

                      TALISMAN CAPITAL OPPORTUNITY FUND LTD.

                      By:__________________________________________

                      Its:_________________________________________

                                                                   EXHIBIT 10.29

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 1                                      September 28, 1998

                      GALVESTON'S STEAKHOUSE CORP.
                       SECURED EXCHANGEABLE NOTE
                       DUE SEPTEMBER 28, 2003

     FOR VALUE RECEIVED, GALVESTON'S STEAKHOUSE CORP., a Delaware corporation (the "Company") hereby promises to pay to Talisman Capital Opportunity Fund Ltd. having an address at 16101 La Grande Drive, Suite 100, Little Rock, Arkansas, 72211 (the "Noteholder"), or registered assigns, on or before September 28, 2003 (the "Maturity Date"), the principal sum of $650,000.00 (six hundred fifty thousand dollars) and to pay interest from the date hereof on the principal sum remaining unpaid at the rate of 14.375% per annum based on a 360-day year, such interest to accrue from the date hereof and to be payable upon exchange of the Note into common stock, until the whole amount of principal hereof shall be paid. The Coupon Rate of the Debenture shall increase by 225 basis points every 360 days, up to a maximum of 25%. Principal shall be payable in lawful money of the United States of America at the principal office of the Noteholder or at such other place as the registered holder may designate from time to time in writing to the Company.

 1.  EXCHANGE.

     (a) For the first 90 calendar days following Closing, the Exchange Price shall be 110% of the Closing Bid Price as defined below. The Closing Bid Price shall mean the 5 trading day average closing bid price for the 5 trading days immediately preceding Closing. On the 91st calendar day following Closing, the Exchange Price shall be the lesser of:

           (i)    $4.6475; or


           (ii) The average of the four low trades in the primary market for trading in the Company's common stock (as defined by Bloomberg L.P.) over the 22 trading days immediately preceding the Exchange Date, reduced by the Exchange Discount (as defined below) in effect during that particular calendar month. The Exchange Discount shall be as follows:

                  Days From Close          Discount
                  91-180                   15.0%
                  181-270                  20.0%
                  271- maturity            25.0%

     (b) In order to effect the exchange of all or part of the Note, the Noteholder shall issue a Notice of Exchange substantially in the form attached hereto (the "Notice of Exchange") which may be sent via facsimile or regular mail and surrender the Note for exchange within three (3) business days if the Note is not already in possession of the Company. The Notice of Exchange pertaining to any portion of the Note may be tendered for exchange up to 12:00 p.m. Central Standard Time (the "Exchange Date") and is deemed to have been tendered upon confirmation of facsimile being sent or deposit into the mail. Exchange occurs once the Notice of Exchange has been delivered to the Company (which delivery may be by facsimile). The Notice of Exchange will include all pricing observations up to and including the trading date immediately preceding the Exchange Date. To the extent that any portion of the Note is converted, the rights of the Noteholder with respect to such portion of the Note shall cease and the Noteholder shall be deemed to have become the holder of record of the shares of Exchange Shares represented thereby.

     (c) No fractional Common shares shall be issued upon exchange of the Note. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall round up to the nearest whole Common Size. In the case of a dispute as to the calculation of the Exchange Price, the Purchaser's calculation shall be deemed conclusive absent manifest error.

     (d) Within five days after exchange has been effected, the Company will deliver, either via Express Mail or DTC/DWAC electronic transfer to the Noteholder:

              (i) a certificate or certificates representing the number of Exchange Shares issuable by reason of exchange in the name of the Noteholder and in such denomination or denominations as the Noteholder has specified; and

              (ii)  a new Note representing any principal
                    balance which was not converted into
                    Exchange Shares in connection with such
                    exchange.

     (e) The issuance of certificates for Exchange Shares upon exchange of the Note and/or interest will be delivered by the Company within five business days of the Notice of Exchange or the interest payment due date and will be made without charge to the Noteholder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exchange and the related issuance of Exchange Shares. In the event the certificates are not delivered within such five business day period, the Company shall pay to the Noteholder Liquidated Damages as listed below for each day until the date such certificates are delivered to the Noteholder. Such Liquidated Damages shall be paid within three (3) days of delivery of the shares or within three (3) days of the end of each 30 day period.

                                 Liquidated Damages For Each $10,000 of
                                 Note Principal
        No. Business Days Late   Amount Being Exchanged
              1                  $100
              2                  $200
              3                  $300
              4                  $400
              5                  $500
              6                  $600
              7                  $700
              8                  $800
              9                  $900
              10                 $1000
              >10                1000 + $200 for each Business Day Late beyond
                                 10 days.

     (f) The Company shall at all times have authorized, reserved and set aside a sufficient number of Common Shares for the exchange of all shares with respect to the Note and interest then outstanding to facilitate exchange thereof.

     (g) The Exchange Price in effect at any time and the number and kind of securities issuable upon the exercise of the Note shall be subject to adjustment from time to time upon the happening of certain events as follows after the date hereof and through and including the Maturity Date:

             (i) In case the Company shall (1) declare a dividend or make a distribution to its outstanding shares of Common Stock in shares of Common Stock, (2) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exchange Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exchange Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

             (ii) Whenever the Exchange Price is adjusted pursuant to Subsection (i) above, the number of Exchange Shares purchasable upon exchange of the Note shall be simultaneously be adjusted by multiplying the number of Exchange Shares initially issuable upon exchange of the Note by the Exchange Price in effect on the date hereof and dividing the product so obtained by the Exchange Price, as adjusted.

             (iii) All calculations under this Section 1.3(g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

             (iv) Whenever the Exchange Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exchange Price and adjusted number of Exchange Shares issuable upon exercise of the Note to be mailed to the Noteholder, at its last address appearing in the Company's register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 1.3(g)(iii), and a certificate signed by such firm or the Company's Chief Financial Officer shall be conclusive evidence of the correctness of such adjustment.

     (h) In the event of a merger, reorganization, recapitalization or similar event of or with respect to the Company (a "Corporate Change") (other than a Corporate Change in which all or substantially all of the consideration received by the holders of the Company's equity securities upon such Corporate Change consists of cash or assets other than securities issued by the acquiring entity or any affiliate thereof), this Note shall be convertible into such class and type or securities as the holder would have received had the holder converted the Note immediately prior to such Corporate Change, as appropriately adjusted to equitably reflect the Exchange Price and any stock dividend, stock split or share combination of the Common Stock after such corporate event.

     (i) Effective as of September 28, 2003, all remaining principal amount of this Note not converted plus all accrued and unpaid interest and fees shall automatically and without further action on the part of such holders, be paid in cash.

     (j) If the Common Stock issuable upon exchange of this Note at any time or from time to time after the Issuance Date shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 1g(i) and g(ii), or a reorganization, merger, consolidation or sale of assets provided for in Section 1h, then, and in each event, an appropriate revision to the Exchange Price shall be made and provisions shall be made (by adjustments of Exchange Price or otherwise) so that the holder of this Note shall have the right thereafter to convert such
         Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by the Holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassifications, exchange, substitution or other change, all subject to further adjustment as provided herein.

     (k) For the life of the Note, if there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends provided for in Sections g(i) and (ii), or a reorganization, merger, consolidation or sale of assets provided for in Section h, then, and in each event, an appropriate revision to the Exchange Price shall be made and provisions shall be made (by adjustments of Exchange Price or otherwise) so that the holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon exchange of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 1(k) with respect to the rights of the Holder of this Note after the reorganization, merger, consolidation or sale to the end that the provisions of this
         Section 1(k) (including any adjustment in the applicable Exchange Ratio then in effect and the number of shares of stock or other securities deliverable upon exchange of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

     (l) For 36 months following the Issuance Date, if the Company shall issue or sell any shares of Common Stock to any party other than Company Employees for a consideration per share which shall be less than eighty (80%) percent of the Average Closing Bid Price per share of Common Stock for the five (5) consecutive trading days immediately prior to the time of such issue or sale (the "Trigger Price"), then forthwith upon such issue or sale, the number of shares of Common Stock issuable upon exchange of the Note in effect immediately prior to such issue or sale shall be adjusted by multiplying the number of shares of Common Stock issuable upon exchange of the Note in effect immediately prior to the time of such issue or sale by a fraction:

         (A) the numerator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately after such issue or sale, multiplied by
               (ii) the Trigger Price; and

         (B) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Trigger Price, plus (ii) the consideration received by the Company upon such issue or sale.

    (m) In case at any time the Company shall grant, issue or sell (whether directly or by assumption in a merger or otherwise) any rights or warrants to subscribe for or to purchase, or any options for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock, whether or not such rights or warrants or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or warrants or options or upon exchange or exchange of such Convertible Securities shall be less than the Trigger Price as of the date of granting such rights or warrants or options as the case may be, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights (other than rights issued pursuant to a stockholders rights plan adopted by the Company) or warrants or options or upon exchange or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or warrants or options shall (as of the date of granting of such rights or warrants or options) be deemed to be outstanding and to have been issued for such price per share.

     (n) No further adjustments of the number of shares of Common Stock issuable upon exchange of this Note shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or warrants or options or upon the actual issue of such Common Stock upon exchange or exchange of such Convertible Securities.

     (o) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions herein and in the Note Purchase Agreement in the taking of all such action as may be necessary or appropriate in order to protect the Exchange Rights of the Holder against impairment.

     (p) Upon occurrence of each adjustment or readjustment of the Exchange Price or number of shares of Common Stock issuable upon exchange of the Note pursuant to this Section 1, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish notice to each holder of such Note, a certificate setting forth such adjustment and readjustment. The Company shall, upon written request of the Holder, furnish or cause to be furnished to such Holder a like certificate setting forth such adjustments and readjustments, the applicable Exchange Price in effect at the time and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the exchange of such Note.

     (q) The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exchange of this Note pursuant hereto; provided that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exchange.

     (r) The Company shall at all times reserve and keep available, out of its authorized but unused shares of Common Stock, solely for the purpose of effecting the exchange of the Note, the full number of shares deliverable upon exchange of all the Note from time to time outstanding. The Company shall, from time to time in accordance with the Delaware General Corporations Law, as amended, increase the authorized number of shares of Common Stock if at any time the unused number of authorized shares shall not be sufficient to permit the exchange of all of the Note at the time outstanding. In such connection, the Company shall hold a special meeting of stockholders for the purpose of authorizing additional shares of Common Stock not later than 120 days after any date in which the Company shall have insufficient shares of Common Stock so reserved. Failure to keep available and authorized unissued shares available to facilitate exchanges of the Notes shall constitute an Event of Default hereunder.

     (s) At any time after the Closing Date, the Company may call the Note from the Holder at the greater of: (a) 150% premium to par value of the Note plus all accrued and unpaid interest and fees; or (b) the intrinsic value of the Note plus accrued interest and any unpaid fees and expenses; intrinsic value is herein defined as: (applicable market price - maximum exchange price) x ((principal amount of Note outstanding + any and all accrued and unpaid interest + fees)/ (maximum exchange price)). The Company must give the Holder ten (10) trading days notice, via facsimile and overnight courier prior to calling the Note. The company expressly warrants that by the issuance of a Call for Redemption of the Note, that it has cash available to make such redemption. A Call for Redemption of the Note is irrevocable once issued by the Company. Redemptions must be paid in cash on the 10th trading day following its issuance. Failure to pay such redemption shall constitute an Event of Default under the terms of this Note.

     (t) Once the Holder submits a Notice of Exchange, as described in
         Section 1(b) herein, the Company may not Call that portion of the Note tendered for exchange.

     (u) In no event shall any Holder of the Note be entitled to receive
         Common Shares upon a exchange to the extent that the sum of (x) the number of Common Shares beneficially owned by that Holder and its affiliates (exclusive of shares issuable upon exchange of the unconverted portion of the Note or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on exchange or exercise analogous to the limitations contained herein) and (y) the number of Common Shares issuable upon exchange of the Note with respect to which the determination of this subclause is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding Common Shares (the "Five Percent Limitation"), and for purposes of this subclause, beneficial ownership shall be determined in accordance with section 13(d) of the Securities and Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (x) above. To the extent the Five Percent Limitation applies, the determination of whether the Notes shall be convertible (vis-a-vis other securities owned by a Holder) shall be in the sole discretion of the Holder and submission of a Notice of Exchange shall be deemed to be the Holder's determination of whether the Note is convertible, in whole or in part, subject to such aggregate Five Percent Limitation. No prior inability to convert the Preferred
         Shares pursuant to this clause shall have any effect on the applicability of the provisions of this clause with respect to any subsequent determination of ability to convert. The provisions of this clause may be amended and/or implemented in a manner otherwise than in strict conformity with the terms of this clause with the approval of the Board of Directors of the Company and the affected Holder. The limitations contained in this clause shall apply to a successor Holder concurrently with its acquisition of such Note, such election to be promptly confirmed in writing to the Company (provided no transfers to a successor Holder or Holders shall be used by a Holder to evade the limitations contained herein).

 2. REGISTRAR. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

 3. TRANSFER AND EXCHANGE. Subject to compliance with the restriction on transfer set forth in the Notice Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate.

 4. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

 5. DEFAULT. The Company shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 5 hereof and failure to cure such default within five (5) days after receipt of written notice thereof from the Noteholder; (ii) any of the events specified in
    Section 5(b) or 5(d) hereof and the failure to cure such default within ten
    (10) days after receipt of written notice thereof from the Noteholder; or
    (iii) any of the events specified in Section 5(c) hereof (any of the foregoing being an "Event of Default"):

         (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

         (b) If the Company shall default in the performance of or compliance with any of its material covenants or agreements contained herein, whether expressed or implied, or in the Purchase Agreement, and such default shall not have been remedied within ten (10) calendar days after written notice thereof shall have been delivered to the Company by the Holder of this Note;

         (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within thirty (30) days;

         (d) If the Company shall not, at the time of receipt of a Exchange Notice hereunder, have a sufficient number of authorized and unissued shares of its Common Stock available for issuance to the holder of this Note upon exchange of all or any portion of this Note in accordance with the terms hereof, and such default shall not have been remedied within thirty (30) calendar days from the date of such Exchange Notice;

         (e) If any representation or warranty made in writing by or on behalf of the Company in the Purchase Agreement shall prove to have been false or incorrect in any material respect on the date as of which made;

         (f) If the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy or shall have an order for relief under the Bankruptcy Act granted against it or them, or shall be adjudicated bankrupt or insolvent, or shall file any answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or the Company or its directors shall take any action looking to the dissolution or liquidation of the Company.

         (g) If the Company fails to deliver Exchange Shares within 10 days from the Notice of Exchange Date;

         (h) If the Company fails to pay Liquidated Damage amounts due to lack of registration or late SEC registration of underlying common shares.

         (i) If the Company fails to pay Liquidated Damages due to the Noteholder due to the late delivery of shares.

         (j) If the Company fails to pay the Redemption amount within 10 days as specified in Section 1(s) herein.

 6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default, the Company agrees that monetary damages may be difficult or impossible to determine, and alone are inadequate protections for the Noteholders. Therefore, the Purchaser may, in its sole determination upon the occurrence of an Event of Default, declare the Note immediately due and payable.

    The Noteholder shall have all the rights and remedies, at law and in equity, by statue or otherwise, and no remedy herein conferred upon the Noteholder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity by statue or otherwise. Furthermore, the Noteholder shall been able to call on injunctive relief and/or a specific order for compliance as determined by the Noteholders in their sole discretion and as so ordered by a court of law.

 7. CHANGES: PARTIES. This Note can only be changed by an agreement in writing signed by he Company and the Noteholder. This Note shall inure to the benefit of and be binding upon the Company and the Noteholder and their respective successors and assigns.

 8. WAIVER OF PRESENTMENT. The Company hereby waives, presentment, demand, notice, protest and all other demands and notices in connection with the delivery acceptance, performance, default or enforcement of this Note.

 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.


     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                           GALVESTON'S STEAKHOUSE
                           CORP.


                           By: ________________________________

                           Its: ________________________________

                                                                   EXHIBIT 10.30


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                      OF GALVESTON'S STEAKHOUSE CORP.

                                               As of October 9, 1998

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                    VOID AFTER 5:00 P.M., NEW YORK TIME
                         ON OCTOBER 9, 2003

     THIS CERTIFIES THAT for value received, Talisman Capital Opportunity
Fund Ltd., a holder of a Note (as such term is hereinafter defined), or their registered permitted assigns (sometimes hereinafter referred to as the "Holder"), may subscribe for and purchase, subject to the terms and conditions hereof, from Galveston's Steakhouse Corp., a Delaware corporation (the "Company"), 112,500 shares of common stock, per $1,000,000.00 face amount of the Note of the Company, par value $0.01 per share (the "Common Stock"), at any time during the period (the "Exercise Period") commencing at 9:00 a.m. New York Time on the Effective Date (as such term is hereinafter defined) and ending at 5:00 p.m. New York Time, on September 28, 2003 (the "Expiration Date"), at an exercise price per share (the "Exercise Price") equal to $5.28125.

     Exercise Price and Expiration. (a) This Warrant may be exercised in whole or in part on any Business Day (as such term is hereinafter defined) at any time during the Exercise Period upon surrender to the Company, at its address for notices set forth in Section 8 of this Warrant (or at such other office of the Company, if any, or such other office of the Company's duly authorized agent for such purpose, as may be maintained by the Company for such purpose and so designated by the Company by written notice to the Holders prior to such exercise), together with the following: (i) a duly completed and executed Notice of Warrant Exercise in the form annexed hereto, and (ii) payment of the full Exercise Price for this Warrant or the portion thereof then being exercised. This Warrant and all rights and options hereunder shall expire on, and shall be immediately wholly null and void to the extent the Warrant is not properly exercised prior to the Expiration Date. As used in this Warrant the term "Business Day" shall mean the time period between 9:00 a.m. New York, New York Time and 5:00 p.m. New York, New York Time on any day other than any Saturday, Sunday, or other day on which commercial banks in New York, New York are required or are authorized by law to close.

     (b) Such Exercise Price shall be paid in lawful money of the United
States of America by bank cashier's check or by wire transfer of immediately available funds to such account as shall have been designated in writing by the Company to the Holders from time to time.

     (c) Upon the Holders' surrender of the Warrant and payment of the Exercise Price as set forth above, the Company shall promptly issue and cause to be delivered to the Holders a certificate or certificates for the total number of whole shares of Common Stock for which this Warrant is then so exercised, as the case may be (adjusted to reflect the effect of the anti-dilution provisions contained in Section 2 of this Warrant, if any) in such denominations as are requested for delivery to the Holders, and the Company shall thereupon deliver such certificates to the Holders. The Holders shall be deemed to be the Holders of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holders. If, at the time this Warrant is exercised, a registration statement under the Securities Act is not then in effect to register under said Securities Act the Warrant Shares issuable upon exercise of this Warrant (together with any applicable state securities law registrations), the Company may require the Holders to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration, unless the Company receives an opinion of counsel reasonably satisfactory to counsel to the Company to the effect that said securities may be freely traded without registration under the Securities Act.

     (d) If the Holders shall exercise this Warrant with respect to less than all of the Warrant Shares that may then be purchased under this Warrant, having taken into account any prior exercise of the Warrant, the Company shall promptly execute and deliver to the Holders a new warrant in the form of this Warrant for the balance of such Warrant Shares.

     (e) For purposes of the Warrant, the term "Effective Date" shall mean the date that the holder of this Warrant shall have purchased from the Company $1,400,000 principal amount of the Company's Note pursuant to the Securities Purchase Agreement, dated as of October 9, 1998 (the "Securities Purchase Agreement"). Unless otherwise defined herein, all capitalized terms used in this Warrant shall have the same meaning as is defined in the Securities Purchase Agreement or in the Note.

     2.   Anti-dilution.

     If the Company shall (A) pay a dividend or make a distribution to holders of shares of Company Common Stock in the form of additional shares of Common Stock, (B) subdivide or split or reverse split or consolidate the outstanding shares of Common Stock into a larger or smaller number of shares,
(C) or otherwise effect an increase or decrease in the number of shares of Common Stock without consideration, or (D) effect a recapitalization which shall reclassify the outstanding shares of Common Stock into one or more classes of common stock, the number of shares of Common Stock issuable upon exercise of this Warrant and the Exercise Price shall be equitably and proportionately adjusted immediately following the occurrence of any such event, and the Holder of record of this Warrant shall be given notice of the same at such Holder's address in the Company's books and records. An adjustment made pursuant to this Section shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification; provided, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the exercise price shall be recomputed accordingly as of the close of business on such record date and thereafter such exercise price in effect shall be as adjusted pursuant to this Section as of the time of actual payment of such dividend or distribution.

     3.    Reorganization and Asset Sales.

     If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the capital stock of the Company to another corporation, or the sale of all or substantially all of the assets or properties of the Company to another corporation, shall be effected in such a manner so that holders of Company Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Company Common Stock, then, and in such event, the following provisions shall apply:

     (i) Not more than 90 or less than 30 days prior to the consummation of any such reorganization, reclassification, consolidation, merger or sale (collectively, "Reorganization Transactions"), the Company shall notify the Holders of the Reorganization Transaction (at the same time notice of same shall be made generally available to other holders of Company Common Stock), describing in such notice in reasonable detail the terms of the Reorganization Transaction and the stock, securities or assets to be received with respect to or in exchange for Common Stock of the Company. In the event the Holders exercise this Warrant not more than 90 or less than 30 days prior to the consummation of the Reorganization Transaction, such Holders shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock (collectively, "Reorganization Consideration") on the same basis as the other holders of Company Common Stock participating in the Reorganization Transaction as if such Holders had previously exercised this Warrant and held such number of Warrant Shares to which they are entitled based on the Exercise Price.

     (ii) The Company shall not effect any such Reorganization Transaction unless prior to or simultaneous with the consummation thereof, the successor corporation (if other than the Company) resulting therefrom shall assume by written instrument executed and made available to the Holders at the last address of the Holders appearing on the books of the Company, the obligation to deliver to the Holders such shares of stock, securities or assets, as, in accordance with the foregoing provisions, the Holders may be entitled to receive, and all other liabilities and obligations of the Company hereunder. In the event the Holders of this Warrant shall not exercise the Warrant prior to or simultaneous with consummation of the Reorganization Transaction, such Holders shall be entitled to receive a warrant to purchase common stock in the successor corporation (if other than the Company) which shall be appropriately adjusted as to exercise price, number of shares which may be purchased thereunder and other terms, so as to equitably reflect the Reorganization Transaction and entitle the Holder to purchase that number of shares of common stock of the successor corporation equivalent in value to the consideration that such Holder would have received had Holder exercised this Warrant immediately prior to or simultaneously with such Reorganization Transaction. In the event the successor corporation (if other than the Company) resulting from the Reorganization Transaction shall be a privately-held company and the Reorganization Consideration, in part or in whole, shall be in the form of securities for which there is no readily ascertainable market value by virtue of not being traded on any national market or exchange, the Company shall not effect any such Reorganization Transaction unless prior to or simultaneous with the consummation thereof, the successor corporation shall agree by written instrument executed and made available to the Holders at the last address of the Holders appearing on the books of the Company to pay to the Holder a cash amount equivalent in value to the difference between the Exercise Price and the Fair Market Value multiplied by the number of Warrant Shares that such Holder would have received had the Holder exercised this Warrant immediately prior to or simultaneously with such Reorganization Transaction.

     (iii) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50 percent of the outstanding shares of Common Stock of the Company, the Company shall, prior to the consummation of any consolidation, merger or sale to or with the person, firm or corporation having made such offer or any affiliate of such person, firm or corporation, use its best efforts to give the Holders a reasonable opportunity of not less than 10 days to elect to receive upon the exercise of this Warrant, either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such purchase tender or exchange offer. The Holders will have the right to convert into common stock upon any corporate event.

     4.    Notice of Adjustment.

     Whenever the Exercise and the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted as herein provided, or the rights of the Holders shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the number of adjusted Warrant Shares in accordance with the provisions hereof and shall prepare a certificate signed by its Chief Executive Officer, or its President, or its Chief Financial Officer, setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of this Warrant or specifying the other shares of stock, securities, or assets receivable as a result of such changes in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall caused to be mailed to the Holders copies of such officer's certificate together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of this Warrant.

     5.    Certain Representations of the Company.

     Throughout the Exercise Period, the Company has (i) all requisite power and authority to issue this Warrant and the Exercised Shares, and (ii) sufficient authorized and unissued securities of Common Stock to permit exercise of this Warrant.

     6.    Certain Covenants of the Company.

     (a) The Company shall take such steps as are necessary to cause the Company to continue to have sufficient authorized and unissued shares of Common Stock reserved in order to permit the exercise of the unexercised and unexpired portion of this Warrant, if any.

     (b) The Company covenants and agrees that all Warrant Shares issued upon the due exercise of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes, liens, charges, and security interests created by the Company with respect to the issuance thereof.

     (c) The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of this Warrant; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of this Warrant or of any certificates for Warrant Shares in a name other than that of the Holders upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax, or shall have established to the satisfaction of the Company that such tax has been paid.

     (d) This Warrant and, when so issued, the shares of Common Stock which may be issued upon exercise of the Warrants, will have been issued, pursuant to an available exemption from registration under the Securities Act.

     (e) The Company covenants and agrees that if it fails (i) to register the Warrant Shares as provided in a Registration Rights Agreement between the Holders and the Company, dated of even date herewith, or (ii) to issue the shares of Common Stock upon the proper exercise of the Warrant, then the Holders may immediately commence an action for specific performance and/or damages.

     7. No Shareholder Rights. No Holders of this Warrant shall, as such, be entitled to vote or be deemed the holder of Common Stock or any other kind of securities of the Company, nor shall anything contained herein be construed to confer upon the Holders the rights of a shareholder of the Company or the right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting shareholders (except as otherwise expressly provided herein), or to receive dividends or subscription rights or otherwise, until the date of Holders' proper exercise of this Warrant as described herein.

     8. Notices. Any notice, demand, request, waiver or other communication under this Agreement must be in writing and will be deemed to have been duly given (i) on the date of delivery if delivered by hand to the address of the party specified below (including delivery by courier), or (ii) on the fifth day after deposit in the U.S. Mail if mailed to the party to whom notice is to be given to the address specified below, by first class mail, certified or registered, return receipt requested, First Class postage prepaid, to the Company and to the Holder at the addresses specified in the Securities Purchase Agreement.

                  with a copy sent concurrently to:

                      Hank Gracin, Esq.
                      Lehman & Eilen
                      Suite 505
                      50 Charles Lindbergh Boulevard
                      Uniondale, NY 11553-3600
                      Phone: 516.222.0888
                      Fax: 516.222.0948.

Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change will be deemed to have been given until it is actually received by the party sought to be charged with its contents.

     9.    General.

     (a) This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions.

     (b) Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant or constitute a part of this Warrant for any other purpose.

     (c) This Warrant may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument when instruments originally executed by each party shall have been received by the Company.

     IN WITNESS WHEREOF, the Company has duly executed this Warrant on and as of the date first set forth above.

                  GALVESTON'S STEAKHOUSE CORP.


                  By: ______________________________________________

                  Its: _____________________________________________

                                     NOTICE

                                       OF

                                WARRANT EXERCISE

TO Galveston's Steakhouse Corporation:

     The undersigned hereby irrevocably elects to exercise the Warrant and to purchase thereunder ____ full shares of Common Stock issuable upon the exercise of such Warrant. The Exercise Price for this warrant shall be paid by delivery of $___________ in cash as provided for in the Warrant.

     The undersigned requests that certificates for such Warrant Shares be issued in the name of:

                      Name: --------------------------------

                      Address: -----------------------------

                      Employer I.D. or S.S. #: -------------

     If such number of Warrants shall not be all the Warrants evidenced by the Warrant document, the undersigned requests that a new document evidencing the Warrants not so exercised issued and registered in the name of and delivered to:

                      ----------------------------------------
                      Name

                      ----------------------------------------
                      Address

                      ----------------------------------------
                      Employer I.D. or Social Security Number

Date: ________________       ________________________________________
                             Signature
                             (Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)

                                                                   EXHIBIT 10.31


     COLLATERAL, PLEDGE AND SECURITY AGREEMENT, dated September 28th, 1998 (this "Security Agreement"), by and among GALVESTON'S STEAKHOUSE CORP., a Delaware corporation, with headquarters located at 151 East Alessandro Blvd., Riverside, CA 92508 (the "Debtor"), and Talisman Capital Opportunity Fund Ltd. (the "Secured Party").

                                   WITNESSETH:

     WHEREAS, reference is made to (i) that certain Note Purchase Agreement of even date (the "Note Purchase Agreement") between the Debtor and the Secured Party, (ii) the Secured Exchangeable Note (the "Note") originally issued on the Closing Date (as those terms are defined in the Note Purchase Agreement) by the Debtor to the Secured Party (together with any replacements thereof, the "Debenture"), and (iii) the other documents and instruments contemplated by either the Note Purchase Agreement, the Note or any Attachments thereto, and executed by the Debtor with or in favor of the Secured Party. All of the documents and instruments referred to in this paragraph are hereinafter referred to collectively as the "Debtor Agreements." Unless otherwise specified, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

     WHEREAS, as collateral security for the Company's performance of certain of its obligations under the Note dated September 28, 1998, the Company is granting to the Investor a security interest in, and a second lien on, the rights to all real assets including, but not limited, to liquor licenses, land, buildings, equipment, furniture and fixtures, accounts receivable, inventory, subsidiary shares, either currently existing or acquired in the future as long as the Note, or any portion thereof, is outstanding.

     WHEREAS, the Debtor shall grant the Secured Party a first lien or mortgage where such security interest is unencumbered, and the Company shall grant the purchaser a second lien or mortgage where such security interest has prior and pre-existing claims.

     WHEREAS, the Debtor agrees to file and perfect all UCC, mortgage and other documentation to perfect the Secured Party's security interest in all of the real assets (as defined herein) of the Debtor concurrently with the Closing of the Paragon Transaction.


Section 1.   The Security Interests.

     (a) In order (i) to secure the due and punctual fulfillment of its obligations under the Debtor Agreements, and (ii) to secure any and all other obligations of the Debtor to the Secured Party whether now existing or hereafter arising (all of the foregoing hereinafter called "Obligations"), the Debtor hereby grants to the Secured Party a continuing security interest in the following described property and any proceeds thereof (hereinafter collectively called the "Collateral"):

and all accessions, additions or improvements to, all replacements, substitutions and parts for, and all proceeds and products of the foregoing; all books, records and documents relating to the foregoing located at the principal place of business or any other place of business of the Debtor, or at such other location as the business may hereafter be located, or held by any agent, representative or bailee of the Debtor wherever located.

     (b) The security interests granted pursuant to this Section 1 (the "Security Interests") are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.


     Section 2. Filing; Further Assurances. The Debtor will, at its expense, execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to execute in the name and behalf of Debtor such additional financing statements as Secured Party may request.

     Section 3. Representations and Warranties of Debtor. The Debtor hereby represents and warrants to the Secured Party that, except as detailed on Attachment A hereto,

     (a) the Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance;

     (b) no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement;

     (c) no other person or entity has any beneficial or security interest in any of the Collateral; and

     (d) all additional information, representations and warranties contained in Exhibit 2 attached hereto and made a part hereof are true, accurate and complete on the date hereof.

     Section 4. Covenants of Debtor. The Debtor hereby covenants and agrees with the Secured Party that the Debtor,

     (a) will, at the Debtor's sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming any interest therein junior to the Secured Party's interest;

     (b) will provide the Secured Party with prompt written notice of (i) any change in the chief executive officer of the Debtor or the office where the Debtor maintains its books and records pertaining to the Collateral; (ii) the movement or location of any part of the Collateral to or at any address other than as set forth herein; and (iii) any facts which constitute an Event of Default, or which, with the giving of notice and/or the passage of time, could or would constitute an Event of Default (as defined below);

     (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor;

     (d) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution;

     (e) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party, and

     (f) will keep the Collateral free from any adverse lien, security interest or encumbrance, and will not waste or destroy the Collateral or any part thereof.

     Section 5. Records Relating To Collateral. The Debtor will keep its records concerning the Collateral at its principal offices designated in the caption of this Security Agreement or at such other place or places of business of which the Secured Party shall have been notified in writing no less than ten
(10) days prior thereto. The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours upon reasonable notice to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

     Section 6. General Authority. The Debtor hereby appoints the Secured
Party the Debtor's lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the existence of any Event of Default:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due;

     (b) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non- negotiable instruments and chattel paper taken or received by the Secured Party;

     (c) to settle, compromise, prosecute or defend any action or proceeding with respect thereto;

     (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the related goods securing the Collateral, as fully and effectually as if the Secured Party were the sole and absolute owner thereof;

     (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

     (f) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than five (5) business days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

     Section 7. Events of Default. The Debtor shall be in default under this Security Agreement upon the occurrence of any of the following events (an "Event of Default"):

     (A) if any representation or warranty made by the Debtor in this Security Agreement or in any other document delivered by Debtor to the Secured Party shall be false or misleading in any material respect;

     (B) if the Debtor fails to duly observe or perform any covenant, condition or agreement contained in this Security Agreement on the Debtor's part to be observed or performed, which default continues unremedied for five (5) days after the earlier to occur of (i) the Debtor's discovery of such default or
(ii) written notice thereof from the Secured Party to the Debtor;

     (C) the occurrence of an Event of Default, as defined in the Note, after giving effect to any relevant grace periods provided therein;

     (D) the occurrence of an default under any of the Debtor Agreements other than the Debenture, after giving effect to any relevant grace periods provided therein;

     (E) if the Debtor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of the Debtor or any of its property, (ii) admit in writing its inability to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against the Debtor in any proceeding under any such law, or (vi) if corporate action shall be taken by the Debtor, its shareholder or directors for the purpose of effecting any of the foregoing;

     (F) if an order, judgment or decree shall be entered, without the application, approval or consent of the Debtor by any court of competent jurisdiction, approving a petition seeking reorganization of the Debtor or appointing a receiver, trustee, custodian or liquidator of the Debtor or of all or a substantial part of the assets of the Debtor, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days.

     Section 8. Remedies Upon Event of Default. If any Event of Default shall have occurred, the Secured Party may exercise all the rights and remedies of a Secured Party under the Uniform Commercial Code. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Secured Party shall give the Debtor five (5) days' prior written notice of the Secured Party's intention to make any public or private sale or sale, at a broker's board or on a securities exchange or otherwise, of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party, in its sole discretion, may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     Section 9. Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the reasonable expenses of such sale or other realization, including, without limitation, reasonable attorneys' fees, and all expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 10 of this Security Agreement or the provision of any of the Debtor Agreements; (b) second, to the payment of the Obligations first to accrued but unpaid interest and then to principal on the Debentures or in such order of priority as the Secured Party, in its sole discretion, shall determine; and (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     Section 10. Expenses; Secured Party's Lien. The Debtor will forthwith upon demand pay to the Secured Party: (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests (including, without limitation, any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and (b) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of its counsel, and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the preparation of any amendments or modifications of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral; (iii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, or (iv) any default by the Debtor hereunder.

     Section 11. Termination of Security Interests; Release of Collateral.
Upon the repayment and performance in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security Interests or release of Collateral, the Secured Party will, at the Debtor's expense, to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. The Security Interest and this Security Agreement shall become and be void, and the security interest in the items listed in Section 3 shall be deemed null and void, ad initio, without any further action on the part of the Company, the Investor or any affiliate of any such person if all of the following conditions are sequentially and cumulatively met:

         (i) The registration statement covering the Notes, as set out in Exhibit A of the Exchangeable Secured Note becomes effective; And

         (ii) The Common Stock of Galveston's Steakhouse Corp. closes at or above ten ($10) dollars or more for ten (10) consecutive trading days; And

         (iii) The Common Stock of Galveston's Steakhouse Corp. (ticker symbol "SIZL") trades greater than or equal to 25,000 shares for sixty
               (60) consecutive trading days according to Bloomberg, L.P. ("Bloomberg").

     Section 12. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by fax, by express courier or by postage prepaid mail (with return receipt requested or its equivalent), addressed to each of the other parties thereunto entitled at its address at found in the Note Purchase Agreement.

     Section 13.  Miscellaneous.

     (A) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude the exercise, in whole or in part, of any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     (B) This Security Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Delaware except as otherwise required by mandatory provisions of law. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Delaware Uniform Commercial Code have the meanings therein stated. For purposes of settling any dispute or controversy hereunder or in connection herewith, the Debtor hereby consents to the jurisdiction of any court, federal or state, sitting in the State of Delaware, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, and hereby expressly waives any and all objections the Debtor may now or hereafter have as to the venue in any such courts. The Debtor also waives trial by jury in any such action or proceeding.

Section 14. Separability. If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or exercised from this Agreement, as the situation may require, this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the date first set forth above.


                           GALVESTON'S STEAKHOUSE CORP.


                           By:______________________________________



                           TALISMAN CAPITAL OPPORTUNITY FUND LTD.


                           By:______________________________________

STATE OF ________________
COUNTY OF

   On the ______ day of ________, 1998, before me personally came _________________________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________________________,
__________________; that he is the _______________ of GALVESTON'S STEAKHOUSE
CORP. the corporation described in and which executed the foregoing instrument; that he was authorized to execute the foregoing instrument on behalf of said corporation by the Board of Directors of said corporation; and that he executed the foregoing instrument voluntarily and of his own free will on behalf of said corporation.

                               --------------------------------------
                               Notary Public
                               My commission expires:

                                                                   EXHIBIT 10.32

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAWS (THE "ACTS"). NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER MAY BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT OR COMMON STOCK PURCHASABLE HEREUNDER, AS APPLICABLE, UNDER THE ACTS, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACTS.

                      GALVESTON'S STEAKHOUSE CORP.
                         WARRANT AGREEMENT

Issue Date: July ____, 1998

      Basic Terms. This Warrant Agreement (the "Warrant") certifies that, for value received, the registered holder specified below or its registered assigns ("Holder"), is entitled, subject to the terms and conditions of this Warrant, including adjustments as provided herein, to purchase one thousand six hundred (1,600) shares of the Common Stock (the "Common Stock")of the Corporation from the Corporation at the price per share shown below (the "Exercise Price").

          Holder:                     _______________

          Exercise Price per share:   Five Dollars ($5.00) per share

Except as specifically provided otherwise, all references in this Warrant to the Exercise Price and the number of shares of Common Stock purchasable hereunder shall be to the Exercise Price and number of shares after any adjustments are made thereto pursuant to this Warrant.

     2. Corporation's Representations/Covenants. The Corporation represents and covenants that the shares of Common Stock issuable upon the exercise of this Warrant shall at delivery be fully paid and non-assessable and free from taxes, liens, encumbrances and charges with respect to their purchase. The Corporation shall take any necessary actions to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Exercise Price per share of Common Stock issuable pursuant to this Warrant. The Corporation shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants of the Corporation, including this Warrant.

     3. Method of Exercise; Fractional Shares. This Warrant is exercisable at the option of the Holder in whole at any time or in part from time to time by surrendering this Warrant, on any business day during the period (the "Exercise Period") beginning on the issue date of this Warrant specified above and ending at 5:00 p.m. (New York time) five (5) years after the issue date. To exercise this Warrant, the Holder shall surrender this Warrant at the principal office of the Corporation or that of the duly authorized and acting transfer agent for its Common Stock, together with the executed exercise form (substantially in the form of that attached hereto) and together with payment for the Common Stock purchased under this Warrant. The principal office of the Corporation is located at the address specified on the signature page of this Warrant; provided, however, that the Corporation may change its principal office upon notice to the Holder. At the option of the Holder payment shall be made either by check payable to the order of the Corporation or by wire transfer, or the Holder may elect to receive shares of Common Stock calculated pursuant to paragraph ____. Upon the partial exercise of this Warrant, the Corporation shall issue to the Holder a new Warrant of the same tenor and date, and for the balance of the number of shares of Common Stock not purchased upon such partial exercise and any previous exercises. This Warrant is not exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered by this Warrant, the Corporation shall either at its option (a) pay for the fractional share cash equal to the same fraction at the fair market price for such share; or (b) issue scrip for the fraction in the registered or bearer form which shall entitle the Holder to receive a certificate for a full share of Common Stock on surrender of scrip aggregating a full share.

     4.    Cashless Exercise.

           (a) If the Corporation consents, the Holder may, upon any full or partial exercise of this Warrant, pay the Exercise Price applicable to such exercise by delivering this Warrant and receiving from the Corporation in return therefor the number of shares of Common Stock as to which the Warrant is being exercised which have a fair market value on the date of exercise equal to the fair market value of the Warrant as established in paragraph 4(b).

           (b) The fair market value of this Warrant shall mean the fair market value of the Common Stock purchasable under this Warrant minus the Exercise Price of this Warrant.

           (c) The fair market value of the Common Stock is, if the Common Stock is traded on a national securities exchange or in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the daily market prices of such stock on the ten (10) trading days immediately preceding the date as of which such value is to be determined. The market price for each such trading day shall be average of the closing prices on such day of the Common Stock on all domestic exchanges on which the Common Stock is then listed, or if there have not been sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if the Common Stock is not so listed, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any domestic exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the fair market value shall be the higher of (i) the book value thereof, as determined by any firm of independent public accountants of recognized standing selected by the Corporation (which may be the Corporation's regular independent accountants), as of the last day of any month ending within sixty days preceding the date as of which the determination is to be made; or (ii) the fair market value thereof, which shall be reasonably determined by the Corporation and the Holder as of a date which is within fifteen days of the date as of which the determination is to be made.

     5. Protection Against Dilution. The number of shares of Common Stock purchasable under this Warrant, and the Exercise Price, shall be adjusted as set forth as follows. If at any time or from time to time after the date of this Warrant, the Corporation:

              (i) takes a record of the holders of its outstanding shares of Common Stock for the purposes of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

              (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock. or

              (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then, and in each such case, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (A) the numerator of which is the total number of outstanding shares of Common Stock immediately prior to such event and (B) the denominator of which is the total number of outstanding shares of Common Stock immediately after such event.

         Upon each adjustment in the Exercise Price under this Warrant such number of shares of Common Stock purchasable under this Warrant shall be adjusted by multiplying the number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price immediately prior to such adjustment and the denominator of which is the Exercise Price in effect upon such adjustment.

     6.    Adjustment for Reorganization, Consolidation, Merger, Etc.

     (a) During the Exercise Period, the Corporation shall, prior to consummation of a consolidation with or merger into another corporation, or conveyance of all or substantially all of its assets to any other corporation or corporations, whether affiliated or unaffiliated (any such corporation being included within the meaning of the term "successor corporation"), or agreement to so consolidate, merge or convey assets, require the successor corporation to assume, by written instrument delivered to the Holder, the obligation to issue and deliver to such Holder such shares of stock, securities or property as, in accordance with the provisions of paragraph 6(b), the Holder shall be entitled to purchase or receive.

     (b) In the case of any capital reorganization or reclassification of the Common Stock of the Corporation (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) during the Exercise Period or in case, during the Exercise Period, the Corporation (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all its assets to another corporation, the Holder, upon exercise, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Common Stock of the Corporation (or such other corporation), the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock of the Corporation (or such other corporation) as is allocable to the shares of Common Stock then called for by this Warrant as if the Holder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph 5 of this Warrant.

     7. Notice of Adjustment. On the happening of an event requiring an adjustment of the Exercise Price or the shares purchasable under this Warrant, the Corporation shall immediately give written notice to the Holder stating the adjusted Exercise Price and the adjusted number and kind of securities or other property purchasable under this Warrant resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

     8. Dissolution, Liquidation. In case the voluntary or involuntary dissolution, liquidation or winding up of the Corporation (other than in connection with a reorganization, consolidation, merger, or other transaction covered by paragraph 6 above) is at any time proposed, the Corporation shall give at least thirty days prior written notice to the Holder. Such notice shall contain: (a) the date on which the transaction is to take place; (b) the record date (which shall be at least thirty (30) days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction; (c) a brief description of the transaction, (d) a brief description of the distributions to be made to holders of Common Stock as a result of the transaction; and (d) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights under this Warrant shall terminate.

     9. Rights of Holder. The Corporation shall deliver to the Holder all notices and other information provided to its holders of shares of Common Stock or other securities which may be issuable hereunder concurrently with the delivery of such information to the holders. This Warrant does not entitle the Holder to any voting rights or, except for the foregoing notice provisions, any other rights as a shareholder of the Corporation. No dividends are payable or will accrue on this Warrant or the Shares purchasable under this Warrant until, and except to the extent that, this Warrant is exercised. Upon the surrender of this Warrant and payment of the Exercise Price as provided above, the person or entity entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the record holder of such shares as of the close of business on the date of the surrender of this Warrant for exercise as provided above. Upon the exercise of this Warrant, the Holder shall have all of the rights of a shareholder in the Corporation.

     10. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the Holder to the Corporation, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the balance of the number of shares purchasable under this Warrant in denominations and subject to restrictions on transfer contained herein, in the names designated by the Holder at the time of surrender.

     11. Substitution. Upon receipt by the Corporation of evidence satisfactory (in the exercise of reasonable discretion) to it of the ownership of and the loss, theft or destruction or mutilation of the Warrant, and (in the case or loss, theft or destruction) of indemnity satisfactory (in the exercise of reasonable discretion) to it, and (in the case of mutilation) upon the surrender and cancellation thereof, the Corporation will issue and deliver, in lieu thereof, a new Warrant of like tenor.

     12. Restrictions on Transfer. Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act or any other securities laws (the "Acts"). Neither this Warrant nor the shares of Common Stock purchasable hereunder may be sold, transferred, pledged or hypothecated in the absence of (a) an effective registration statement for this Warrant or Common Stock purchasable hereunder, as applicable, under the Acts, or (b) an opinion of counsel reasonably satisfactory to the Corporation that registration is not required under such Acts. If the Holder seeks an opinion as to transfer without registration from Holder's counsel, the Corporation shall provide such factual information to Holder's counsel as Holder's counsel reasonably request for the purpose of rendering such opinion. Each certificate evidencing shares of Common Stock purchased hereunder will bear a legend describing the restrictions on transfer contained in this paragraph unless, in the opinion of counsel reasonably acceptable to the Corporation, the shares need no longer to be subject to the transfer restrictions.

     13. Transfer. Except as otherwise provided in this Warrant, this Warrant is transferable only on the books of the Corporation by the Holder in person or by attorney, on surrender of this Warrant, properly endorsed.

     14. Recognition of Holder. Prior to due presentment for registration of transfer of this Warrant, the Corporation shall treat the Holder as the person exclusively entitled to receive notices and otherwise to exercise rights under this Warrant. All notices required or permitted to be given to the Holder shall be in writing and shall be given by first class mail, postage prepaid, addressed to the Holder at the address of the Holder appearing in the records of the Corporation.

     15. Payment of Taxes. The Corporation shall pay all taxes and other governmental charges, other than applicable income taxes, that may be imposed with respect to the issuance of shares of Common Stock pursuant to the exercise of this Warrant.

     16. Headings. The headings in this Warrant are for purposes of convenience in reference only, shall not be deemed to constitute a part of this Warrant and shall not affect-the meaning or construction of any of the provisions of this Warrant.

     17. Miscellaneous. This Warrant may not be changed, waived, discharged or terminated except by an instrument in writing signed by the Corporation and the Holder. This Warrant shall inure to the benefit of and shall be binding upon the successors and assigns of the Corporation and the Holder.

     18. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its principles governing conflicts of law.

                           GALVESTON'S STEAKHOUSE CORP.
                               a Delaware corporation

                           By:________________________________________
                                      Authorized Officer

                           Printed Name:______________________________

                           Title:_______________________________________

                           151 E. Alessandro Blvd.
                           Riverside, California 92508

                      GALVESTON'S STEAKHOUSE CORP.

                         Form of Transfer


(To be executed by the Holder to transfer the Warrant)


For value received the undersigned registered holder of the attached Warrant hereby sells, assigns, and transfers the Warrant to the Assignee(s) named below:

Names of                                         Number of shares
Assignee       Address        Taxpayer ID No.    subject to  transferred
                                                 Warrant









The undersigned registered holder further irrevocably appoints ---------------- -------------------------- attorney (with full power of substitution) to transfer this Warrant as aforesaid on the books of the Corporation.


Date: ------------------------- ---------------------------------
                                    Signature

                         GALVESTON'S STEAKHOUSE CORP.

                                Exercise Form

                  (To be executed by the Holder to purchase
                    Common Stock pursuant to the Warrant)

   The undersigned holder of the attached Warrant hereby: (1) irrevocably elects to exercise purchase rights represented by such Warrant for, and to purchase, ___________ shares of Common Stock of Galveston's Steakhouse Corp., a Delaware corporation, and encloses a check or has wired payment of $___________________________ therefor; (2) requests that a certificate for the shares be issued in the name of the undersigned; and (3) if such number of shares is not all of the shares purchasable under this Warrant, that a new Warrant of like tenor for the balance of the remaining shares purchasable under this Warrant be issued.

Date: ------------------------- ---------------------------------
                                    Signature

                                                                   EXHIBIT 10.33


                           LOAN AND SECURITY AGREEMENT

         This Agreement is between the undersigned Borrower and the undersigned Lender concerning loans and other credit accommodations to be made by Lender to Borrower.

SECTION 1.                 PARTIES

         1.1 The "Borrower" is identified in Section 10.5(c) and its successors and assigns. If more than one Borrower is specified in Section 10.5(c), all references to Borrower shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each.

         1.2 The "Lender" is The CIT Group/Credit Finance, Inc. and its agents, designees, representatives, successors and assigns.

SECTION 2. LOANS AND OTHER CREDIT ACCOMMODATIONS

         2.1 Revolving Loans. Lender shall, subject to the terms and conditions contained herein, make revolving loans to Borrower ("Revolving Loans") in amounts requested by Borrower from time to time, but not in excess of the Net Availability existing immediately prior to the making of the requested loan and provided the requested loan would not cause the outstanding Obligations to exceed the Maximum Credit.

         (a) The "Maximum Credit" is set forth in Section 10.1(a).

         (b) The "Gross Availability" is at any time (i) the product of the outstanding amount of Eligible Accounts, multiplied by the Eligible Accounts Percentage set forth in Section 10.1(b), plus: (ii) the product(s) obtained by multiplying the applicable Eligible Inventory Percentage(s), if any, set forth in Section 10.1(b) by the values (based on the lower of cost, market or appraised value) of Eligible Inventory, but the amount so added shall not exceed any sublimits set forth in Section 10.1(c).

         (c) The "Net Availability" shall be calculated at any time as an amount equal to the Gross Availability minus the aggregate amount of all then-outstanding Obligations to Lender other than the then outstanding principal balance of the Term Loan, if any.

         (d) "Eligible Accounts" are accounts created by Borrower in the ordinary course of its business which are and remain acceptable to Lender for lending purposes. General criteria for Eligible Accounts are set forth below but may be revised from time to time by Lender, in its sole judgment, on fifteen
(15) days' prior written notice to Borrower. Lender shall, in general, deem and continue to deem accounts to be Eligible Accounts if: (1) such accounts arise from bona fide completed transactions and have not remained unpaid for more than the number of days after the invoice date set forth in Section 10.1(d); (2) the amounts of the accounts reported to Lender are absolutely owing to Borrower and payment is not conditional or contingent, (such as consignments, guaranteed sales or right of return or other similar terms); (3) the account debtor's chief executive office or principal place of business is located in the United States;

(4) such accounts do not arise from progress billings, retainages or bill and hold sales; (5) there are no contra relationships, setoffs, counterclaims or disputes existing with respect thereto and there are no other facts existing or threatened which would impair or delay the collectibility of all or any portion thereof; (6) the goods giving rise thereto were not at the time of the sale subject to any liens except those permitted in this Agreement; (7) such accounts are not accounts with respect to which the account debtor or any officer or employee thereof is an officer, employee or agent of or is affiliated with Borrower, directly or indirectly, whether by virtue of family membership, ownership, control, management or otherwise; (8) there has been compliance with the Assignment of Claims Act or similar State or local law, if applicable, if the account debtor is the United States or any domestic governmental unit; (9) Borrower has delivered to Lender such documents as Lender may have requested pursuant to Section 5.9 hereof in connection with such accounts and Lender shall have received verifications of such accounts, satisfactory to it, if sent to the account debtors or any other obligors or any bailees pursuant to Section 5.5 hereof; (10) there are no facts existing or threatened which might result in any adverse change in the account debtor's financial condition; (11) accounts owed by an account debtor and its affiliates do not represent more than twenty percent (20%) of all otherwise Eligible Accounts (the amount exceeding twenty percent (20%) shall not be eligible; except for Souplantation and Rubios for which the percentages shall be 35% provided payment of such accounts is made directly to Lender on notification by Lender to these account debtors; (12) not more than fifty percent (50%) of the accounts of an account debtor or its affiliates owed to Borrower are more than the number of days set forth in
Section 10.1(d); (13) such accounts are owed by account debtors whose total indebtedness to Borrower does not exceed the amount of any customer credit limits as established from time to time on notice to Borrower (the amount exceeding the credit limit shall not be eligible); and (14) such accounts are owed by account debtors deemed creditworthy at all times by Lender. Solely for the purpose of calculating Eligible Accounts pursuant to clause (11) above, Lender will include receivables owed by Paragon to Borrower (which receivables would not otherwise constitute Eligible Accounts) in an amount not exceeding $250,000 to the extent that Borrower has complied with the requirements of
Section 6.19.

(e) "Eligible Inventory" is inventory owned by Borrower which is and remains acceptable to Lender for lending purposes and is located at one of the addresses set forth in Section 10.5(e); provided, that dairy products, slow moving inventory, drop shipped inventory and customized paper supply products shall not constitute "Eligible Inventory" for purposes of this Agreement.

(f) Lender shall have a continuing right to reduce the Gross Availability by implementing Reserves ("Reserves"), and to increase and decrease such Reserves from time to time, if and to the extent that, in Lender's sole judgment, such Reserves are necessary to protect Lender against any state of facts which does, or would, with notice or passage of time or both, constitute an Event of Default or have an adverse effect on any Collateral. Such Reserves include without limitation, any amounts necessary to protect against any agricultural liens or priority (including by way of illustration priorities under the Perishable Agricultural and Commodities Act and in connection with the sale of meat or poultry) in favor of the vendors of any inventory.

         (g) If a voluntary or involuntary petition under the Bankruptcy Code is filed against the Borrower, then Lender need not make loans.

         (h) Revolving Loans will not at any time exceed the Gross Availability unless Lender has consented in writing.

SECTION 3. INTEREST AND FEES

         3.1 Interest.

         (a) Interest on the Revolving Loans and Term Loans shall be payable by Borrower on the first day of each month, calculated upon the closing daily balances in the loan account of Borrower for each day during the immediately preceding month, at the per annum rate set forth as the Interest Rate in Section 10.3(a). The Interest Rate shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate (as defined below), effective as of the date of each such change. On and after any Event of Default or termination or non-renewal hereof, interest on all unpaid Obligations shall accrue at a rate equal to two percent (2%) per annum in excess of the Interest Rate otherwise payable until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Interest shall in no month be less than the Interest Rate multiplied by the Minimum Borrowing set forth in Section 10.1(e). In no event shall charges constituting interest exceed the rate permitted under any applicable law or regulation, and if any provision of this Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to conform thereto.

         (b) The "Prime Rate" is the rate of interest publicly announced by The Chase Manhattan Bank in New York, New York, or its successors and assigns from time to time as its prime rate.

         3.2 Fees. Borrower shall pay to Lender:

         (a) Closing Fee. At closing and at the beginning of each renewal term a Closing Fee in the amount set forth in Section 10.3(c).

         (b) Facility Fee. A Facility Fee (fully earned at closing or the beginning of any renewal term) in installments at each anniversary of closing or renewal term as set forth in Section 10.3(d).

SECTION 4. GRANT OF SECURITY INTEREST

         4.1 Grant of Security Interest. To secure the payment and performance in full of all Obligations, Borrower hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and Borrower hereby assigns and pledges to Lender, all of the Collateral, including any Collateral not deemed eligible for lending purposes.

         4.2 "Obligations" shall mean any and all Revolving Loans and all other indebtedness, liabilities and obligations of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and shall also include all amounts chargeable to Borrower under this Agreement or in connection with any of the foregoing.

         4.3 "Collateral" shall mean all of the following property of Borrower:

         (a) All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; investment property; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of Borrower or at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

         (b) All now owned and hereafter acquired right, title and interest of Borrower in, to and in respect of goods, including, but not limited to:

         (i) All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Borrower's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

         (ii) All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto; and

         (iii) All consumer goods, farm products, crops, timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

         (c) All now owned and hereafter acquired right, title and interests of Borrower in, to and in respect of any personal property in or upon which Borrower has or may hereafter have a security interest, lien or right of setoff, including, without limitation, Borrower's security interest in the cash collateral or the proceeds of irrevocable standby letters of credit provided by Paragon Steakhouse Restaurants, Inc. ("Paragon") pursuant to Section 6.19;

         (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Borrower, any computer service bureau or other third party; and

         (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

SECTION 5. COLLECTION AND ADMINISTRATION

         5.1 Collections. Borrower will, at its expense as Lender requests, direct that all remittances and all other proceeds of accounts and other Collateral be sent to a lock box designated by Lender, and deposited into a bank account selected by Lender with arrangements with the bank providing that all funds deposited in the bank account are to be transferred solely to Lender. Borrower shall bear all risk of loss of any funds deposited into such account. In connection therewith, Borrower shall execute such lock box and bank account agreements as Lender shall specify. Any collections or other proceeds received by Borrower shall be held in trust for Lender and immediately remitted to Lender in kind.

         5.2 Charges to Loan Account. At Lender's option, all payments of principal, interest, fees, costs, expenses and other charges provided for in this Agreement, or in any other agreement now or hereafter existing between Lender and Borrower, may be charged on the date when due, as principal to any loan account of Borrower maintained by Lender. Interest, fees for Accommodations, the Unused Line Fee and any other amounts payable by Borrower to Lender based on a per annum rate shall be calculated on the basis of actual days elapsed over a 360-day year.

         5.3 Payments. All Obligations shall be payable at Lender's Office set forth in Section 10.5(a) or at Lender's bank designated in Section 10.5(b) or at such other bank or place as Lender may expressly designate from time to time for purposes of this Section. Lender shall apply all proceeds of accounts or other Collateral received by Lender and all other payments in respect of the Obligations to the Revolving Loans or to any other Obligations then due, in whatever order or manner Lender shall determine. For purposes of determining Gross Availability and Net Availability and for the calculation of the Minimum Borrowing, remittances and other payments will be treated as credited to the loan account of Borrower maintained by Lender and Collateral balances to which they relate, upon the date of Lender's receipt of advice from Lender's bank that such remittances or other payments have been credited to Lender's account or in the case of remittances or other payments received directly in kind by Lender, upon the date of Lender's deposit thereof at Lender's bank, subject to final payment and collection. In computing interest charges, the loan account of Borrower will be credited with remittances and other payments for the number of days set forth in Section 10.3(b) after the day Lender has received advice of receipt of remittances in Lender's account at Lender's Bank. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which Lender or banks located in states where Lender has its offices, are authorized to close.

         5.4 Loan Account Statements. Lender shall render to Borrower monthly a loan account statement. Each statement shall be considered correct and binding upon Borrower as an account stated, except to the extent that Lender receives, within sixty (60) days after the mailing of such statement, written notice from Borrower of any specific exceptions by Borrower to that statement.

         5.5 Direct Collections. Lender may, at any time, (a) notify any account debtor that the accounts and other Collateral which includes a monetary obligation have been assigned to Lender by Borrower and that payment thereof is to be made to the order of and directly to Lender, (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification by telephone, in writing or otherwise of accounts and other Collateral directly to any account debtor or any other obligor or any bailee with respect thereto, (c) demand, collect or enforce payment of any accounts or such other Collateral, but without any duty to do so, and Lender shall not be liable for any failure to collect or enforce payment thereof, (d) take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon the accounts and other Collateral, (e) after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, and (f) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the account debtor or other obligor, without affecting any of the Obligations. At Lender's request, all invoices and statements sent to any account debtor, other obligor or bailee, shall state that the accounts and such other Collateral have been assigned to Lender and are payable directly and only to Lender .

         5.6 Attorney-in-Fact. Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact and authorizes Lender at Borrower's sole expense, to exercise at any times in Lender's discretion all or any of the powers necessary for Lender to obtain information about the Collateral or to enforce Lender's rights.

         5.7 Liability. Borrower hereby releases and exculpates Lender, its officers and employees from any liability arising from any acts under this Agreement or in furtherance thereof, except for gross negligence or willful misconduct. Lender will not have any liability to Borrower for lost profits or other special or consequential damages.

         5.8 Administration of Accounts. After written notice by Lender to Borrower or without notice after an Event of Default, Borrower shall not, (a) amend, modify, settle or compromise any of the accounts or any other Collateral which includes a monetary obligation, (b) release in whole or in part any account debtor or other person liable for the payment of any of the accounts or any such other Collateral, or (c) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the accounts or any such other Collateral.

         5.9 Documents. Borrower shall deliver to Lender, as Lender may request, all documents, schedules, invoices, proofs of delivery, purchase orders, statements, contracts and all other information evidencing or relating to the Collateral, in form and substance satisfactory to Lender and duly executed by Borrower; provided, that Borrower shall deliver to Lender, not later than three days after the execution thereof, copies of all contracts relating to accounts and all amendments, supplements, modifications, renewals or extensions of such contracts. Without limiting the provisions of Section 5.5, Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like will be promptly reported to Lender in writing. In no event shall any schedule or confirmatory assignment (or the absence thereof or omission of any of the accounts or other Collateral therefrom) limit or in any way be construed as a waiver, limitation or modification of the security interests or rights of Lender or the warranties, representations and covenants of Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by Borrower may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless Borrower requests their return in writing in advance and makes prior arrangements for their return at Borrower's expense.

         5.10 Access. Lender shall have access, prior to an Event of Default during reasonable business hours and on or after an Event of Default at any time, to all of the premises where Collateral is located for the purposes of inspecting or copying the Collateral, and all Borrower's books and records. Lender, at no charge, may use such of Borrower's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of accounts and realization on other Collateral as Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender at Borrower's expense all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower.

         5.11 Environmental Audits. From time to time, but not more frequently than semi-annually (provided Borrower is not in default) as requested by Lender, at the sole expense of Borrower, Borrower shall provide Lender, or its designee, complete access to all of Borrower's facilities for the purpose of conducting an environmental audit of such facilities as Lender may deem necessary.

SECTION 6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which, shall be continuing conditions of the making of loans or other credit accommodations by Lender to Borrower:

         6.1 Financial and Other Reports. Borrower shall keep and maintain its books and records in accordance with generally accepted accounting principles, consistently applied. Borrower shall, at its expense on or before Wednesday of each week, deliver to Lender true and complete weekly perpetual inventory reports relating to the prior week. Borrower shall, at its expense on or before the tenth (10th) day of each four week accounting cycle, deliver to Lender: (a) true and complete monthly agings of its accounts receivable and accounts payable, (b) a certificate setting forth Borrower's Tangible Net Worth in form reasonably satisfactory to Lender, (c) daily inventory reports; (d) copies of contract with account debtors (if not previously delivered to Lender) and any amendments thereto; and by the twentieth (20th) day of each four week accounting cycle internally prepared interim financial statements. Quarterly, Borrower shall deliver internal consolidated and consolidating financial statements within twenty (20) days after the end of each quarter, which statements shall be tied to Borrower's publicly reported corporate statements. Annually, Borrower shall deliver audited financial statements of Borrower and its affiliates (on a consolidated and consolidating basis) accompanied by the report and opinion thereon of independent certified public accountants acceptable to Lender, as soon as available, but in no event later than ninety (90) days after the end of Borrower's fiscal year. Borrower shall also provide cash flow projections in a format acceptable to Lender as Lender may request and, as filed, copies of all quarterly and annual filings and reports with the S.E.C. by Borrower, Galveston or Paragon. All of the foregoing shall be in such form and together with such information with respect to the business of Borrower or any guarantor, as Lender may in each case request.

         6.2 Trade Names. Borrower may from time to time render invoices under its trade names set forth in Section 10.5(g) and, Borrower represents that: (a) each trade name does not refer to another corporation or other legal entity, (b) all accounts and proceeds thereof (including any returned merchandise) invoiced under any such trade names are owned exclusively by Borrower and (c) Lender may receive, endorse and deposit to any loan account of Borrower maintained by Lender all checks or other remittances made payable to any trade name of Borrower representing payment with respect to such sales or services.

         6.3 Losses. Borrower shall promptly notify Lender in writing of any loss, damage, investigation, action, suit, proceeding or claim relating to a material portion of the Collateral or which may result in any material adverse change in Borrower's business, assets, liabilities or condition, financial or otherwise.

         6.4 Books and Records. Borrower's books and records concerning accounts and its chief executive office are and shall be maintained only at the address set forth in Section 10.5(d). Borrower's only other places of business and the only other locations of Collateral, if any, are and shall be the addresses set forth in Section 10.5(f) hereof, except Borrower may change such locations or open a new place of business after thirty (30) days prior written notice to Lender. Borrower shall execute and deliver or cause to be executed and delivered to Lender such financing statements, amendments, financing documents and security and other agreements as Lender may reasonably require.

         6.5 Title. Borrower has and at all times will continue to have good and marketable title to all of the Collateral, free and clear of all liens, security interests, claims or encumbrances of any kind except in favor of Lender and except, if any, those set forth on Schedule A hereto.

         6.6 Disposition of Assets. Borrower shall not directly or indirectly:
(a) sell, lease, transfer, assign, abandon or otherwise dispose of any part of the Collateral or any material portion of its other assets (other than sales of inventory to buyers in the ordinary course of business) or (b) consolidate with or merge with or into any other entity, or permit any other entity to consolidate with or merge with or into Borrower or (c) form or acquire any interest in any firm, corporation or other entity. Notwithstanding the foregoing, Borrower may dispose of up to $20,000 of equipment per year after written notice to Lender. All proceeds from such disposition shall be remitted to Lender upon Borrower's receipt thereof.

         6.7 Insurance. Borrower shall at all times maintain, with financially sound and reputable insurers, adequate insurance (including, without limitation, at the option of Lender, earthquake and flood insurance) with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days' prior written notice to Lender of cancellation or reduction of coverage. Lender may obtain at Borrower's expense, any such insurance should Borrower fail to do so and adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall provide evidence of such insurance and a lender's loss payable endorsement satisfactory to Lender. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to payment of or as security for any of the Obligations in any order or manner as Lender determines.

         6.8 Compliance With Laws. Borrower is and at all times will continue to be in compliance with the requirements of all material laws, rules, regulations and orders of any governmental authority relating to its business (including laws, rules, regulations and orders relating to income, withholding, excise, property and social security taxes, minimum wages, employee retirement and welfare benefits, employee health and safety, or environmental matters) and all material agreements or other instruments binding on Borrower or its property. Borrower shall pay and discharge all taxes, assessments and governmental charges against Borrower or any Collateral when due, unless the same are being contested in good faith. Lender may establish Reserves for the amount contested and penalties which may accrue thereon.

         6.9 Accounts. With respect to each account deemed an Eligible Account, except as reported in writing to Lender, Borrower has no knowledge that any of the criteria for eligibility are not or are no longer satisfied and the Eligibility criteria will continue to be satisfied. All statements made and all unpaid balances and other information appearing in the invoices, agreements, proofs of rendition of services and delivery of goods and other documentation relating to the accounts, and all confirmatory assignments, schedules, statements of account and books and records with respect thereto, are true and correct and in all respects what they purport to be.

         6.10 Equipment. With respect to Borrower's equipment, Borrower shall keep the equipment in good order and repair, and in running and marketable condition, ordinary wear and tear excepted.

         6.11 Financial Covenants. Borrower shall at all times maintain working capital and net worth (each as determined in accordance with generally accepted accounting principles, in effect on the date hereof, consistently applied) in the amounts set forth in Section 10.4(a) and (b) respectively and Borrower shall not, directly or indirectly, expend or commit to expend, for fixed or capital assets (including capital lease obligations) an amount in excess of the capital expenditure limit set forth in Section 10.4(c) in any fiscal year of Borrower.

         6.12 Affiliated Transactions. Borrower will not, directly or indirectly: (a) lend or advance money or property to, guarantee or assume indebtedness of, pay any fees or provide other accommodations in any form whatsoever to, or invest (by capital contribution or otherwise) in, any person, firm, corporation or other entity; or (b) declare, pay or make any dividend, redemption or other distribution on account of any shares of any class of stock of Borrower now or hereafter outstanding; or (c) make any payment of the principal amount of or interest on any indebtedness owing to any officer, director, shareholder, or affiliate of Borrower; or (d) make any loans or advances to any officer, director, employee, shareholder or affiliate of Borrower, (e) enter into any sale, lease or other transaction with any officer, director, employee, shareholder or affiliate of Borrower on terms that are less favorable to Borrower than those which might be obtained at the time from persons who are not an officer, director, employee, shareholder or affiliate of Borrower. Additionally, Borrower shall not increase its intercompany accounts receivable and notes receivable from Paragon, measured on an average daily basis for each month, by more than 10% from that existing on the date hereof. All notes receivable due from Paragon shall be endorsed to the order of Lender and shall be retained in Lender's possession as additional Collateral. Notwithstanding anything to the contrary contained herein, Borrower may declare, pay or make a dividend or distribution on account of any shares of any class of stock of Borrower, provided (1) such distribution is paid out of Borrower's net income, (2) Borrower has a minimum Net Availability of Five Hundred Thousand Dollars ($500,000) after the distribution is made, (3) Borrower is current on all trade payables, (4) no Event of Default is continuing and (5) on the date any such dividend or distribution is paid or made, Borrower shall deliver to Lender a certificate executed by an authorized officer of Borrower certifying that each of the foregoing conditions has been satisfied and describing in reasonable detail the dividend or distribution to be paid or made on such date. Any distribution of funds otherwise permitted herein must otherwise be in compliance with law including, without limitation, the California Corporations Code. In addition to the foregoing, Borrower may lend or advance money or property to Paragon or Galveston's Steakhouse Corp. ("Galveston") if Borrower's Tangible Net Worth is at least Five Hundred Thousand Dollars ($500,000) both before and immediately after the loan or advance and no Event of Default is continuing. Prior to any such loan or advance Borrower shall deliver to Lender in writing a certification that such loan or advance will be in accordance with the requirements of this Section 6.12 and describing in reasonable detail the loan or advance to be made. Tangible Net Worth is defined as shareholder's equity, less goodwill, patents, trademarks, copyrights, franchises, formulas, leasehold interests, leasehold improvements, non-compete agreements, engineering plans, deferred tax benefits, organization costs, prepaid items and any other assets of Borrower that would be treated as intangible assets on Borrower's balance sheet prepared in accordance with GAAP and minus (without duplication)
(i) notes receivable from affiliated companies and (ii) accounts receivable from affiliated companies except to the extent such accounts receivable are fully secured by cash collateral. Without affecting Borrower's right to advance funds to affiliates to the extent permitted hereunder, Borrower acknowledges and agrees that none of the fees and expenses associated with the transaction involving the merger agreement among Paragon, Galveston etc. shall be charged to or payable by Borrower.

         6.13 Fees and Expenses. Borrower shall pay, on Lender's demand, all costs, expenses, filing fees and taxes payable in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement and all other existing and future agreements or documents contemplated herein or related hereto, including any amendments, waivers, supplements or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims or defense asserted by Lender or claims or defense against Lender asserted by Borrower, any guarantor or any third party directly or indirectly arising out of or related to the relationship between Borrower and Lender or any guarantor and Lender, including, but not limited to the following, whether incurred before, during or after the initial or any renewal Term or after the commencement of any case with respect to Borrower or any guarantor under the United States Bankruptcy Code or any similar statute: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees, fees incurred in connection with any environmental report, audit or survey and search fees; (c) all fees as then in effect relating to the wire transfer of loan proceeds and other funds and fees then in effect for returned checks, lock box, collateral proceeds accounts and credit reports; (d) all expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations including field examiner travel, food and lodging, plus a per diem charge at the rate set forth in Section 10.3(g) for Lender's examiners in the field and office; and (e) the costs, disbursements and fees of in-house and outside counsel to Lender, including but not limited to such fees and disbursements incurred as a result of a workout, restructuring, reorganization, liquidation, insolvency proceeding or litigation between the parties hereto, any third party and in any appeals arising therefrom.

         6.14 Further Assurances. At the request of Lender, at any time and from time to time, at Borrower's sole expense, Borrower shall execute and deliver or cause to be executed and delivered to Lender, such agreements, documents and instruments, including waivers, consents and subordination agreements from mortgagees or other holders of security interests or liens, landlords or bailees, and do or cause to be done such further acts as Lender, in its discretion, deems necessary or desirable to create, preserve, perfect or validate any security interest of Lender in the Collateral and otherwise to effectuate the provisions and purposes of this Agreement. Borrower hereby authorizes Lender to file financing statements or amendments against Borrower in favor of Lender with respect to the Collateral, without Borrower's signature and to file as financing statements any carbon, photographic or other reproductions of this Agreement or any financing statements signed by Borrower.

         6.15 Environmental Condition. None of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute. No lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower. Borrower has not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency or any action or omission by Borrower resulting in the releasing, or otherwise exposing of hazardous waste or hazardous substances into the environment. Borrower is and will continue to be in compliance (in all material respects) with all statutes, regulations, ordinances and other legal requirements pertaining to the production, storage, handling, treatment, release, transportation or disposal of any hazardous waste or hazardous substance.

         6.16 State of Incorporation. If Borrower is a corporation, it is duly organized, existing and in good standing under the laws of the state set forth in Section 10.5(h).

         6.17 Year 2000 Compliance. Borrower shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. Borrower represents and warrants that the Year 2000 problem will not result in a material adverse effect on Borrower's business condition. Not later than July 1, 1999, Borrower shall provide assurance acceptable to Lender that Borrower's computer systems and software are or will be Year 2000 compliant on a timely basis. Borrower shall immediately advise Lender in writing of any material changes in Borrower's Year 2000 plan, timetable or budget.

         6.18 Appraisals of Inventory. At any time and from time to time, at Borrower's sole expense, Lender may hire an appraiser satisfactory to Lender to appraise any or all of the inventory owned by Borrower.

         6.19 Special Provisions Relating to Paragon Accounts. At all times not less than $250,000 of the accounts receivable owed by Paragon to Borrower shall be secured by cash collateral of not less than $250,000 and invested by Lender in a money market account or a certificate of deposit in Lender's name at a financial institution designated by Lender in its sole discretion. In the absence of the occurrence and continuance of an Event of Default, interest paid on the account or certificate of deposit will be credited to the loan account of Borrower.

SECTION 7. EVENTS OF DEFAULT AND REMEDIES

         7.1 Events of Default. All Obligations shall be immediately due and payable, without notice or demand, and any provisions of this Agreement as to future loans and credit accommodations by Lender shall terminate automatically, upon the termination or non-renewal of this Agreement or, at Lender's option, upon or at any time after the occurrence or existence of any one or more of the following "Events of Default":

         (a) Borrower fails to pay when due any of the Obligations or fails to perform any of the terms of this Agreement or any other existing or future financing, security or other agreement between Borrower and Lender or any affiliate of Lender;

         (b) Any representation, warranty or statement of fact made by Borrower to Lender in this Agreement or any other agreement, schedule, confirmatory assignment or otherwise, or to any affiliate of Lender, shall prove inaccurate or misleading;

         (c) Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of Lender or any affiliate of Lender;

         (d) Any judgment or judgments aggregating in excess of the amount set forth in Section 10.5(i) or any injunction or attachment is obtained against Borrower or any guarantor, which remains unstayed for a period of ten (10) days or is enforced;

         (e) Borrower or any guarantor dies or ceases to exist or the usual business of Borrower or any guarantor ceases or is suspended;

         (f) Any change in the chief executive officer, chief operating officer, or controlling ownership of Borrower or Galveston;

         (g) Borrower or any guarantor becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

         (h) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Borrower or any guarantor;

         (i) The indictment or threatened indictment of Borrower or any guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such guarantor which Lender believes may have a material adverse effect on the Collateral or Borrower's business;

         (j) Any default or event of default occurs on the part of Borrower under any material agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property is bound;

         (k) Lender in good faith believes that either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the Collateral is not sufficient to secure fully the Obligations;

         (l) Any material change occurs in the nature or conduct of Borrower's business; or

         (m) Paragon shall fail to pay its account with Borrower on the same terms and conditions as Paragon pays its other suppliers.

         7.2 Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Lender shall have all the default rights and remedies provided in this Agreement, any other agreements between Borrower and Lender, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to Borrower, all such notices being hereby waived, except such notice as is expressly provided for hereunder or is not waivable under applicable law. All rights and remedies of Lender are cumulative and not exclusive and are enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine. Without limiting the foregoing, Lender may (a) accelerate the payment of all Obligations and demand immediate payment thereof to Lender,
(b) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (c) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (d) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (e) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral

(including, without limitation, entering into contracts with respect thereto, by public or private sales at any exchange, broker's board, any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which right or equity of redemption is hereby expressly waived and released by Borrower. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

         7.3 Application of Proceeds. Lender may apply the cash proceeds of Collateral other than accounts actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of any of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency together with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

         7.4 Lender's Cure of Third Party Agreement Default. Lender may, at its option, cure any default by Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's sole judgment, is necessary or appropriate to preserve, protect, insure, maintain, or realize upon the Collateral. Lender may charge Borrower's loan account for any amounts so expended, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment, bonding or discharge, and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower.

SECTION 8. JURY TRIAL WAIVER; CERTAIN OTHER WAIVERS AND CONSENTS

         8.1 JURY TRIAL WAIVER. BORROWER AND LENDER EACH WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWER OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         8.2 Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Agreement, the

Obligations, the Collateral or any matter arising therefrom or relating thereto, except compulsory counterclaims.

         8.3 Jurisdiction. Borrower hereby irrevocably submits and consents to the nonexclusive jurisdiction of the State and Federal Courts located in the State in which the office of Lender designated in Section 10.5(a) is located and any other State where any Collateral is located with respect to any action or proceeding arising out of this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating thereto. In any such action or proceeding, Borrower waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to Borrower at its chief executive office set forth herein or other address thereof of which Lender has received notice as provided herein, service to be deemed complete five (5) days after mailing, or as permitted under the rules of either of said Courts. Any such action or proceeding commenced by Borrower against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State and County, in which the office of Lender designated in Section 10.5(a) is located and Borrower waives any objection based on forum non conveniens and any objection to venue in connection therewith.

         8.4 No Waiver by Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. A waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

SECTION 9. TERM OF AGREEMENT; MISCELLANEOUS

         9.1 Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect for a term set forth in Section 10.6 from the date hereof and shall be deemed automatically renewed, based upon all of the terms and provisions of this Agreement, for successive terms of equal duration thereafter unless terminated as of the end of the initial or any renewal term (each a "Term") by either party giving the other written notice at least sixty (60) days' prior to the end of the then current Term.

         9.2 Early Termination. Borrower may also terminate this Agreement by giving Lender at least thirty (30) days prior written notice and payment in full of all of the Obligations as provided herein, including the Early Termination Fee, unpaid Facility Fee and any other fees. Notwithstanding the foregoing, after one year from the date hereof, if no Event of Default is then continuing, no early termination fee shall be due nor shall Borrower be obligated to pay any earned but unpaid Facility Fee if Borrower repays its Obligations to Lender from proceeds of a sale of all the stock or all the assets of Borrower to an unrelated third party. Thirty days after receipt of such early termination notice, Lender need not make any further loans or accommodations. Lender shall also have the right to terminate this Agreement at any time upon or after the occurrence of an Event of Default. If Lender terminates this Agreement upon or after the occurrence of an Event of Default, Borrower shall pay Lender forthwith, in full, payment in all Obligations, including Early Termination Fee, Facility Fee and any other fees. In view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, the Early Termination fee shall be the percentage of the Maximum Credit set forth in Section 10.3(h).

         9.3 Termination Indemnity Deposit. Upon termination of this Agreement by Borrower, as permitted herein, in addition to payment of all Obligations which are not contingent, Borrower shall deposit such amount of cash collateral as Lender determines is necessary to secure Lender from loss, cost, damage or expense, including reasonable attorneys' fees, in connection with any open Accommodations or remittance items or other payments provisionally credited to the Obligations and/or to which Lender has not yet received final and indefeasible payment.

         9.4 Notices. Except as otherwise provided, all notices, requests and demands hereunder shall be (a) made to Lender at its address set forth in
Section 10.5(a) and to Borrower at its chief executive office set forth in
Section 10.5(d), or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if by hand, immediately upon delivery; if by telex, telegram or telecopy (fax), immediately upon receipt; if by overnight delivery service, one day after dispatch; and if by first class or certified mail, three
(3) days after mailing.

         9.5 Severability. If any provision of this Agreement is held to be invalid or unenforceable, such provision shall not affect this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

         9.6 Entire Agreement; Amendments; Assignments. This Agreement contains the entire agreement of the parties as to the subject matter hereof, all prior commitments, proposals and negotiations concerning the subject matter hereof being merged herein. Neither this Agreement nor any provision hereof shall be amended, modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, except that any obligation of Lender under this Agreement shall not be assignable nor inure to the successors and assigns of Borrower.

         9.7 Discharge of Borrower. No termination of this Agreement shall relieve or discharge Borrower of its Obligations, grants of Collateral, duties and covenants hereunder or otherwise until such time as all Obligations to Lender have been indefeasibly paid and satisfied in full, including, without limitation, the continuation and survival in full force and effect of all security interests and liens of Lender in and upon all then existing and thereafter-arising or acquired Collateral and all warranties and waivers of Borrower.

         9.8 Usage. All terms used herein which are defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

         9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State in which the office of Lender set forth in
Section 10.5(a) below is located.

SECTION 10. ADDITIONAL DEFINITIONS AND TERMS

10.1     (a)      Maximum Credit:                                                   $6,000,000

         (b)      Gross Availability Formulas:

                  Eligible Accounts Percentage: 85% provided that the Dilution
                  Percentage does not exceed 4%. The Dilution Percentage is the sum of Borrower's credits, allowances, discounts, write-offs, contra-accounts, offsets and deductions deemed necessary by Lender in its sole judgment which reduce the value of accounts receivable divided by gross invoices. The Dilution Percentage shall be calculated on a rolling 90 day average. If the Dilution Percentage exceeds 4% then the Eligible Accounts
                  Percentage shall be reduced by such excess Dilution
                  Percentage.

                  Eligible Inventory Percentages:

                           Finished Goods                                           50%

         (c)      Inventory Sublimit(s):                                            $3,000,000

         (d)      Maximum days after Invoice

                  Date for Eligible Accounts:                                       45 Days

         (e)      Minimum Borrowing:                                                $2,000,000

10.2     Intentionally Deleted

10.3     Interest, Fees & Charges:

         (a)      Interest Rate:  Prime Rate plus % per annum                       1.25%
         (b)      Clearance:                                                        3 Business Days
         (c)      Closing Fee:                                                      $45,000
         (d)(1)   Facility Fee for Initial Term:

                  First Anniversary:        .75% of the Maximum Credit
                  Second Anniversary:       .75% of the Maximum Credit

         (e)      Account Servicing Fee:                                            $N/A
         (f)      Unused Line Fee:  per annum                                       N/A%

         (g)      Field Examination per diem charge per examiner                    then prevailing rate (currently
         (h)      Early Termination Fee:                                            $650 subject to change)

                  First year and thereafter:     1% of the Maximum Credit;
                                                 provided, that after the first
                                                 anniversary of closing, no Early
                                                 Termination Fee shall be payable
                                                 by Borrower if this Agreement is
                                                 terminated and Borrower repays
                                                 all Obligations to Lender in
                                                 full with the proceeds of a sale
                                                 of all of Borrower's stock or
                                                 assets to an unrelated third
                                                 party.

10.4     Financial Covenants:

         (a)      Working Capital:                                                  $N/A
         (b)      Net Worth:                                                        $N/A
         (c)      Capital Expenditures:  per fiscal year                            $N/A

10.5     (a)      Lender's Office:  300 S. Grand Ave., Third Floor
                                         Los Angeles, CA  90071

         (b)      Lender's Bank:  Bank of America National Trust and Savings
                  Association

         (c)      Borrower:  Pacific Basin Foods, Inc.

         (d)      Borrower's Chief Executive Office:
                  9586 Distribution Ave., Suite D
                  San Diego, CA  92121

         (e)      Locations of Eligible Inventory Collateral:
                  9586 Distribution Ave., Suite D

                  San Diego, CA  92121

                  2333 Arthur Ave.
                  Elk Grove, IL  60007

         (f)      Borrower's Other Offices and Locations of Collateral:  none

         (g)      Borrower's Trade Names for Invoicing:  PBF

         (h)      Borrower's State of Incorporation:  California

         (i)      Judgment Amount                                                   $25,000

         10.6     Term:                                                             3 Years

         IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement this ____ day of December, 1998.

LENDER                                      BORROWER:

THE CIT GROUP/CREDIT FINANCE, INC.          PACIFIC BASIN FOODS, INC.

By: ____________________________________    By: ______________________________

Title: _________________________________    Title: ___________________________

                                   SCHEDULE A

                                 Permitted Liens

 1. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clark Credit Corp as Secured Party. (File number 94-106410, filed 5/27/94)

 2. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego Inc. as Secured Party. (File number 94-142513, filed 7/13/94)

 3. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego Inc. as Secured Party. (File number 9436460274, filed 12/12/94)

 4. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9502060335, filed 1/9/95)

 5. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Yale Financial Services, Inc. as Secured Party. (File number 9508860462, filed 3/24/95)

 6. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9510060541, filed 4/5/95)

 7. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Yale Financial Services, Inc. as Secured Party. (File number 9607360806, filed 3/11/96)

 8. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Associates Commercial Corporation as Secured Party. (File number 9611560297, filed 4/22/96)

 9. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Associates Commercial Corporation as Secured Party. (File number 9619260159, filed 7/5/96)

 10. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego Co as Secured Party. (File number 9632460700, filed 11/15/96)

 11. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego Co as Secured Party. (File number 9632460707, filed 11/15/96)

 12. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego Inc as Secured Party. (File number 9632460710, filed 11/15/96)

 13. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Associates Commercial Corporation as Secured Party. (File number 9705760322, filed 2/20/97)

 14. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9721061159, filed 7/24/97)

 15. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9805560118, filed 2/17/98)

 16. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9811160888, filed 4/20/98)

 17. Financing Statement filed with the Secretary of State of the State of California naming Pacific Basin Foods, Inc. as Debtor and Clarklift of San Diego, Inc. as Secured Party. (File number 9834360633, filed 12/7/98)

 18. Financing Statement filed with the Secretary of State of the State of Illinois naming Pacific Basin Foods, Inc. as Debtor and Yale Financial Services Inc. as Secured Party. (File number 3379802,filed 3/23/95)

 19. Financing Statement filed with the Secretary of State of the State of Illinois naming Pacific Basin Foods, Inc. as Debtor and Yale Financial Services Inc. as Secured Party. (File number 3514805, filed 3/11/96)

 20. Financing Statement filed with the Secretary of State of the State of Illinois naming Pacific Basin Foods, Inc. as Debtor and Associates Leasing Inc. as Secured Party. (File number 3873137, filed 6/30/98)

                                                                   EXHIBIT 10.34

                               SECURITY AGREEMENT

         This Security Agreement is entered into as December 21, 1998 by and between GALVESTON'S STEAKHOUSE CORP., a Delaware corporation ("Debtor"), located at 1752 Clement Street, San Francisco, California 94121, and THE CIT GROUP/CREDIT FINANCE, INC. ("Secured Party"), located at 300 South Grand Avenue, Third Floor, Los Angeles, California 90071.

     1. Grant of Security Interest. Debtor hereby grants to Secured Party a continuing lien on and security interest in the property described or referred to in Paragraph 2 below (collectively, the "Collateral") to secure prompt payment and full performance of the liabilities described in Paragraph 3 below (collectively, the "Liabilities").

     2. Collateral. The Collateral consists of all of Debtor's now owned and hereafter acquired accounts, inventory, equipment, fixtures, contract rights, general intangibles, chattel paper, instruments, investment property, documents, and other property; including without limitation, the property described below and the proceeds and products thereof:

          (a) all goods of Debtor, including without limitation, machinery, equipment, furniture, furnishings, fixtures, tools, parts, supplies and motor vehicles of every kind and description and all improvements thereto which the Debtor now owns or in which Debtor may have or may hereafter acquire any interest, together with all customer lists and records of Debtor's business;

          (b) all inventory of Debtor, including, but not limited to, all merchandise, raw materials, parts, supplies, work in process, and finished products, of every kind and description now or at any time hereafter owned by and in the custody or possession actual or constructive, of Debtor, including such inventory as is temporarily out of Debtor's custody or possession;

          (c) all contract rights and general intangibles of Debtor, including without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications, copyrights, bank deposits, deposit accounts, income tax refunds and property in the possession, deposited with or under the control of Secured Party or any of its affiliates;

          (d) all present and future accounts, accounts receivable and other receivables and all books and records relating thereto;

          (e) all documents, instruments, investment property, pledged assets and chattel paper;

          (f) all farm products; and

         (g) all the products and proceeds of the foregoing, and any replacements, additions, accessions, or substitutions thereof, all after acquired property, all accounts or proceeds arising from the sale or disposition of any inventory of Debtor including any returns thereof and including, where applicable, the proceeds of insurance covering said Collateral or tort claims in connection with the Collateral;

whether such Collateral shall be presently in existence or whether it shall be acquired or created by Debtor at any time hereafter, wherever located, to remain in force so long as Debtor is, in any manner, obligated to Secured Party.

     3. Liabilities. The liabilities ("Liabilities") secured under this Security Agreement are all liabilities of Debtor to Secured Party from time to time, including, without limitation, the "Liabilities" under and as defined in that certain Secured Continuing Guaranty dated the date hereof ("Guaranty") made by Debtor in favor of Secured Party with respect to the obligations of Pacific Basin Foods, Inc., a California corporation ("Borrower"), Debtor's affiliate, to Secured Party, arising under or related to that certain Loan and Security Agreement dated the date hereof between Borrower and Secured Party ("Loan Agreement").

     4. Covenants of Debtor. Until the Liabilities are paid in full, Debtor agrees that it shall:

          (a) not sell or otherwise dispose of the Collateral except for the sale of inventory in the ordinary course of business;

          (b) not create, incur, assume or permit to exist any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, without Secured Party's consent;

          (c) appear in and defend, at Debtor's own expense, any action or proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral;

          (d) procure or execute and deliver, from time to time, in form and substance satisfactory to Secured Party, any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain or protect Secured Party's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Secured Party may request to effectuate the intent of this Security Agreement;

          (e) notify Secured Party in writing at least thirty (30) days prior to any change in Debtor's name, identity or corporate structure, or any addition or change to the address of Debtor specified in the introductory paragraph hereof;

          (f) keep separate, accurate and complete records of the Collateral and provide Secured Party during normal business hours with access thereto and to Debtor's financial records, in each case with the right to make extracts therefrom;

          (g) provide Secured Party during normal business hours with access to the Collateral, and with such other information as Secured Party may reasonably request from time to time;

          (h) maintain and preserve its corporate existence, and all rights, privileges, franchises and other authority necessary for the conduct of its business;

          (i) continue operations in the same form and structure of business as currently conducted, and not merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person, without Secured Party's prior written consent; and

          (j) comply with each of the covenants and agreements set forth in Sections 4, 6.1-6.14, 6.16 and 6.17 of the Loan Agreement as if such covenants were applicable to Debtor and fully set forth herein provided that notwithstanding Section 6.6, Debtor may acquire the stock or assets of another corporation or entity and may enter into a transaction resulting in a merger so long as Debtor is the surviving corporation.

     5. Authorized Action By Secured Party. (a) After the occurrence of any "Event of Default" (as defined below) and while it is continuing, Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall not incur any liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to:

          (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

          (ii) enter into any extension, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

          (iii) process and preserve the Collateral; and

          (iv) make any compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral.

          (b) Debtor agrees to reimburse Secured Party upon demand for any costs and expenses, including attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Liabilities secured hereby and are payable upon demand, with interest thereon at the interest rate then applicable to revolving loans under the Loan Agreement.

          (c) It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Liabilities or with respect to the Collateral.

          (d) Whether or not Debtor is in default, Debtor agrees that Secured Party may at any time send verification requests, and so long as an Event of Default has not occurred, such requests will not identify Secured Party to any account debtor on any Collateral.

          (e) If Debtor's records are prepared or retained by a computer service company or any accountant or accounting service, so long as any Liabilities are outstanding, Debtor grants Secured Party the absolute and irrevocable right, with reasonable notice to Debtor, to inspect such records (including Debtor's internal work papers), receive duplicate copies of all information furnished to Debtor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Debtor further agrees to promptly notify Secured Party of the name and address of such company, accountant or accounting service and of any change in respect thereof.

          (f) All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Liabilities are outstanding.

     6. Default. The occurrence of any of the following events or conditions (herein "Events of Default") shall constitute an Event of Default hereunder:

          (a) breach, violation or nonperformance of any covenant on Debtor's part hereunder or under the Guaranty;

          (b) non-payment of any of the Liabilities as and when due and payable to Secured Party;

          (c) any bankruptcy or other insolvency proceeding is commenced by Debtor, or any such proceeding is commenced against Debtor and remains undischarged or unstayed for forty-five (45) days; or

          (d) any Event of Default under and as defined in the Loan Agreement.

     7. Remedies. Upon the occurrence and during the continuation of any Event of Default, Secured Party may, at its option, without notice to or demand on Debtor, declare all Liabilities immediately due and payable, and Secured Party shall have all the default rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of California and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Debtor:

          (a) to the extent permitted by law, to notify any and all obligors and account debtors on the Collateral that the same has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party;

          (b) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in Secured Party's name or in the name of Debtor in respect thereof;

          (c) to enter any premises where any Collateral may be located and to take possession of and remove the Collateral, with or without judicial process;

          (d) to sell or otherwise dispose of the Collateral or any part thereof, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

          (e) to remove from any premises where the same may be located, any and all documents, instruments, files and records relating to the collateral, and Secured Party may, at Debtor's expense, use the supplies and space of Debtor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon;

          (f) receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; and

          (g) take or bring, in Secured Party's name or in the name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

     8. Application of Proceeds of Collateral. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Secured Party's discretion. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

     9. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party under any statute or rule of law or any other document, instrument or agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

     10. Waiver. Any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power prior to pursuing Debtor in respect of the Liabilities.

     11. Setoff. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Liabilities in the same manner as if the Liabilities were unsecured.

     12. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind the representatives, executors, administrators, heirs, successors and assigns of the Debtor.

     13. Entire Agreement; Severability. This Security Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Collateral. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     14. References. The captions or titles of the paragraphs of this Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     15. Governing Law; Waivers. This Agreement shall be interpreted in accordance with the internal laws (and not the conflict of laws rules) of the State of California governing contracts to be performed entirely within such state. Debtor hereby consents to the exclusive jurisdiction of any state or federal court located within the County of Los Angeles in the State of California or, at the sole option of Secured Party, in any other court in which Secured Party shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Debtor waives any objection of forum non conveniens and venue. Debtor further waives personal service of any and all process upon it, and consents that all such service of process be made in the manner set forth in Section 17 hereof for the giving of notice. BOTH DEBTOR AND SECURED PARTY WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

     16. Attorneys' Fees. If any legal action or proceeding shall be commenced at any time by any party to this Agreement in connection with the interpretation of this Agreement or the enforcement of any rights or remedies hereunder, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

     17. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered personally (effective upon delivery), via overnight courier (effective the next day after dispatch) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address set forth above, or to such other address as either party shall specify to the other; provided, that all notices to Secured Party shall be copied to any assignee of Secured Party's rights hereunder.

     18. Counterparts. This Security Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


SECURED PARTY:                                DEBTOR:

THE CIT GROUP/CREDIT FINANCE, INC.            GALVESTON'S STEAKHOUSE CORP.

By:_______________________________            By:_____________________________

Its:______________________________            Its:____________________________

                                                                   EXHIBIT 10.35
                           SECURED CONTINUING GUARANTY

                  FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to PACIFIC BASIN FOODS, INC., a California corporation ("Borrower"), by THE CIT GROUP/CREDIT FINANCE, INC. ("Lender"), the undersigned, GALVESTON'S STEAKHOUSE CORP., a Delaware corporation ( "Guarantor"), hereby agrees as follows:

                  1. GUARANTY OF OBLIGATIONS. Guarantor unconditionally, absolutely and irrevocably guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due, including, without limitation, under or in connection with that certain Loan and Security Agreement of even date, between Borrower and Lender (the "Loan Agreement") and each of the documents, instruments and agreements executed and delivered in connection therewith, as each may be modified, amended, supplemented or replaced from time to time (all such obligations are herein referred to collectively as the "Liabilities", and all documents evidencing or securing any of the Liabilities are herein referred to, collectively, as the "Loan Documents"). This Secured Continuing Guaranty (this "Continuing Guaranty") is a guaranty of payment and performance when due and not of collection.

                  In the event of any default by Borrower in making payment of, or default by Borrower in performance of, any of the Liabilities, Guarantor agrees on demand by Lender to pay and perform all of the Liabilities as are then or thereafter become due and owing or are to be performed under the terms of the Loan Documents. Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and expenses) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Continuing Guaranty.

                  2. SECURITY FOR CONTINUING GUARANTY. This Continuing Guaranty is secured by that certain Security Agreement of even date herewith between Galveston's Steakhouse Corp. and Lender (the "Security Document").

                  3. CONTINUING NATURE OF GUARANTY AND LIABILITIES. This Continuing Guaranty shall be continuing and shall not be discharged, impaired or affected by:

                           (a) the insolvency of Borrower or the payment in full of all of the Liabilities at any time or from time to time;

                           (b) the power or authority or lack thereof of Borrower to incur the Liabilities;

                           (c) the validity or invalidity of any of the Loan Documents or the documents securing the same;

                           (d) the existence or non-existence of Borrower as a legal entity;

                           (e) any transfer by Borrower of all or any part of any collateral in which Lender has been granted a lien or security interest pursuant to the Loan Documents;

                           (f) any statute of limitations affecting the liability of Guarantor under this Continuing Guaranty or the Loan Documents or the ability of Lender to enforce this Continuing Guaranty or any provision of the Loan Documents or the Security Documents; or

                           (g) any right of offset, counterclaim or defense of Guarantor, including, without limitation, those which have been waived by Guarantor pursuant to Paragraph 7 hereof.

                  4. INSOLVENCY OF BORROWER OR GUARANTOR. Without limiting the generality of any other provision hereof, Guarantor agrees that, in the event of the dissolution or insolvency of Borrower or Guarantor or the inability of Borrower or Guarantor to pay their respective debts as they mature, or an assignment by Borrower or Guarantor for the benefit of creditors, or the institution of any proceeding by or against Borrower or Guarantor alleging that Borrower or Guarantor is insolvent or unable to pay their respective debts as they mature, Guarantor will pay to Lender forthwith the full amount which would be payable hereunder by Guarantor if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable.

                  5. PAYMENT OF THE LIABILITIES. Any amounts received by Lender from whatever source on account of the Liabilities may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect, and notwithstanding any payments made by or for the account of Guarantor pursuant to this Continuing Guaranty.

                  Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Liabilities is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Liabilities shall, for the purposes of this Continuing Guaranty and to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application by Lender, and this Continuing Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Lender had not been made.

                  6. PERMITTED ACTIONS OF LENDER. Lender may from time to time, in its sole discretion and without notice to Guarantor, take any or all of the following actions:

                           (a) retain or obtain a security interest in any assets of Borrower or any third party to secure any of the Liabilities or any obligations of Guarantor hereunder;

                           (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Liabilities;

                           (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities;

                           (d) waive, ignore or forbear from taking action or otherwise exercising any of its default rights or remedies with respect to any default by Borrower under the Loan Documents;

                           (e) release, waive or compromise any obligation of Borrower or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities;

                           (f) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any collateral now or hereafter securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property; and

                           (g) demand payment or performance of any of the Liabilities from Guarantor at any time or from time to time, whether or not Lender shall have exercised any of its rights or remedies with respect to any property securing any of the Liabilities or any obligation hereunder or proceeded against any other obligor primarily or secondarily liable for payment or performance of any of the Liabilities.

                  7. SPECIFIC WAIVERS. Without limiting the generality of any other provision of this Continuing Guaranty, Guarantor hereby expressly waives:

                           (a) notice of the acceptance by Lender of this Continuing Guaranty;

                           (b) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any of the Liabilities;

                           (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever with respect to the payment or performance of the Liabilities or the amount thereof or any payment or performance by Guarantor hereunder;

                           (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder or any security for or guaranty of any of the foregoing;

                           (e) any right to direct or affect the manner or timing of Lender's enforcement of its rights or remedies;

                           (f) any and all defenses which would otherwise arise upon the occurrence of any event or contingency described in Paragraph 1 hereof or upon the taking of any action by Lender permitted hereunder;

                           (g) any defense, right of set-off, claim or counterclaim whatsoever and any and all other rights, benefits, protections and other defenses available to Guarantor now or at any time hereafter, including, without limitation, under California Civil Code Sections 2787 to 2855, inclusive, and California Code of Civil Procedure Sections 580a, 580b, 580d or 726, and all successor sections; and

                           (h) all other principles or provisions of law, if any, that conflict with the terms of this Continuing Guaranty, including, without limitation, the effect of any circumstances that may or might constitute a legal or equitable discharge of a guarantor or surety.

                  8. IRREVOCABILITY. Guarantor hereby further waives all rights to revoke this Continuing Guaranty at any time, and all rights to revoke any agreement executed by Guarantor at any time to secure the payment and performance of Guarantor's obligations under this Continuing Guaranty, including, without limitation, the Security Documents.

                  9. STATUTORY WAIVER OF RIGHTS AND DEFENSES REGARDING ELECTION OF REMEDIES. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of any applicable law, including without limitation
Section 580d of the California Code of Civil Procedure, or otherwise.

                  10. SUBORDINATION. Guarantor hereby subordinates any and all indebtedness of Borrower to Guarantor to the full and prompt payment and performance of all of the Liabilities. Guarantor agrees that Lender shall be entitled to receive payment of all Liabilities prior to Guarantor's receipt of payment of any amount of any indebtedness of Borrower to Guarantor. Any payments on such indebtedness to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor, in trust, as trustee for Lender and shall be paid over to Lender on account of the Liabilities, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Lender is authorized and empowered, but not obligated, in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Liabilities, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, any indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such indebtedness to Lender for application to the Liabilities.

                  11. SUBROGATION. Guarantor will not exercise any rights which it may acquire by way of subrogation under this Continuing Guaranty, by any payment hereunder or otherwise, until all of the Liabilities have been paid in full, in cash, and Lender shall have no further obligations to Borrower under the Loan Documents or otherwise. If any amount shall be paid to Guarantor on account of such subrogation rights at any other time, such amount shall be held in trust for the benefit of Lender and shall be forthwith paid to Lender to be credited and applied to the Liabilities, whether matured or unmatured, in such manner as Lender shall determine in its sole discretion.

                  12. ASSIGNMENT OF LENDER'S RIGHTS. Lender may, from time to time, without notice to Guarantor, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer of the Liabilities or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purpose of this Continuing Guaranty. Each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such party's interest in the Liabilities, be entitled to the benefits of this Continuing Guaranty to the same extent as if such assignee or transferee were Lender; provided, however, that unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Continuing Guaranty for its own benefit as to those of the Liabilities which Lender has not assigned or transferred.

                  13. INDULGENCES NOT WAIVERS. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Continuing Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered by Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender or the obligations of Guarantor under this Continuing Guaranty.

                  14. FINANCIAL CONDITION OF BORROWER. Guarantor represents and warrants that it is fully aware of the financial condition of Borrower, and Guarantor delivers this Continuing Guaranty based solely upon its own independent investigation of Borrower's financial condition and in no part upon any representation or statement of Lender with respect thereto. Guarantor further represents and warrants that it is in a position to and hereby does assume full responsibility for obtaining such additional information concerning Borrower's financial condition as Guarantor may deem material to its obligations hereunder, and Guarantor is not relying upon, nor expecting Lender to furnish it any information in Lender's possession concerning Borrower's financial condition or concerning any circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

                  Guarantor hereby waives any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor.

                  Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "Continuing Guaranty" which includes, without limitation, the possibility that Borrower will contract for additional indebtedness for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

                  15. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that each of the following statements is accurate and complete as of the date of this Continuing Guaranty:

                           (a) this Continuing Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally;

                           (b) the execution, delivery and performance of this Continuing Guaranty do not (i) violate any provisions of law or any order of any court or other agency of government (each, a "Requirement of Law"), (ii) contravene any provision of any material contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor's assets are bound (each, a "Contractual Obligation"), or
         (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any property, asset or revenue of Guarantor except pursuant to or as set forth in the Security Documents;

                           (c) all consents, approvals, orders and
         authorizations of, and registrations, declarations and filings with, any governmental agency or authority or other person or entity (including, without limitation, the shareholders or partners of any entity), if any, which are required to be obtained in connection with the execution and delivery of this Continuing Guaranty or the performance of Guarantor's obligations hereunder have been obtained, and each is in full force and effect;

                           (d) Guarantor has paid all taxes and other charges imposed by any governmental agency or authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings;

                           (e) Guarantor is not in violation of any Requirement of Law or Contractual Obligation other than any violation the consequences of which could not have a material adverse effect on Guarantor's ability to perform its obligations hereunder (a "Material Adverse Effect"); and

                           (f) no action, proceeding, investigation or litigation is pending or, to the knowledge of Grantor, overtly threatened against Guarantor by any person or entity which, if adversely determined, could have a Material Adverse Effect.

                  16. GUARANTOR FINANCIAL INFORMATION. Guarantor will provide Lender in writing such financial and other information with respect to Guarantor's assets and liabilities as Lender shall reasonably request from time to time, in form satisfactory to Lender.

                  17. BINDING UPON SUCCESSORS. This Continuing Guaranty shall be binding upon Guarantor and Guarantor's successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

                  All references herein to Borrower shall be deemed to include its successors and assigns, and all references herein to Guarantor shall be deemed to include Guarantor and Guarantor's successors and assigns.

                  In addition and notwithstanding anything to the contrary contained in this Continuing Guaranty or in any other document, instrument or agreement between or among any of Lender, Borrower, Guarantor or any third party, the obligations of Guarantor with respect to the Liabilities shall be joint and several with any other person or entity that now or hereafter executes a guaranty of any of the Liabilities separate from this Continuing Guaranty.

                  18. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, transmitted by facsimile to the facsimile numbers provided herein or sent by United States certified or registered mail, return receipt requested, addressed to Guarantor or Lender at their respective addresses stated below or at such other address as either party hereafter notifies the other party as herein provided. Notices shall be deemed received on the earlier of (i) the date noted on the return receipt as delivered if mail delivery of the notice is successful or the date inscribed on a confirmation of successful transmission, if sent by facsimile; (ii) the last date of attempted delivery, as noted by the United States Postal Service on the envelope containing the notice, if mail delivery is unsuccessful; or (iii) the date of the actual delivery if personally delivered.

                  19. GOVERNING LAW; ADDITIONAL WAIVERS. This Continuing Guaranty has been delivered and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of California.

                  GUARANTOR HEREBY

                  (i) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY, AND ACKNOWLEDGES THAT LENDER ALSO WAIVES SUCH RIGHT;

                  (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS CONTINUING GUARANTY;

                  (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING;

                  (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and

                  (v) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property concerning any matter arising out of or relating to this Continuing Guaranty in any court other than one located in Los Angeles County, California.

                  (vi) Nothing herein shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. Wherever possible each provision of this Continuing Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Continuing Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Continuing Guaranty.

                  20. ADVICE OF COUNSEL. GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS EITHER OBTAINED THE ADVICE OF COUNSEL OR HAS HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS CONTINUING GUARANTY.

                  21. ENTIRE AGREEMENT. This Continuing Guaranty contains the complete understanding of the parties hereto with respect to the subject matter herein. Guarantor acknowledges that Guarantor is not relying upon any statements or representations of Lender not contained in this Continuing Guaranty and that such statements or representations, if any, are of no force or effect and are fully superseded by this Continuing Guaranty. This Continuing Guaranty may only be modified by a writing executed by Guarantor and Lender.

                  IN WITNESS WHEREOF, Guarantor has executed this Continuing
Guaranty this      day of December, 1998.

                                   "Guarantor"

                                        GALVESTON'S STEAKHOUSE CORP.,
                                          a California corporation
                                        FEIN#_________________


                                        By:_________________________________

                                        Its:________________________________

                                        Address for notices:
                                        1752 Clement Street
                                        San Francisco, California 94121
                                        Facsimile:

Lender's address for notices:

The CIT Group/Credit Finance, Inc.
300 S. Grand Ave.
Third Floor
Los Angeles, CA  90071
Facsimile: (213) 613-2566

                                                                   EXHIBIT 10.36
                               SECURITY AGREEMENT
                             (INTELLECTUAL PROPERTY)




                  THIS SECURITY AGREEMENT (INTELLECTUAL PROPERTY) ("Security Agreement"), dated as of December ___, 1998, is executed by Galveston's Steakhouse Corp., a Delaware corporation ("Grantor"), in favor of The CIT Group/Credit Finance, Inc. ("Lender").

                                    RECITALS

                  A. Pursuant to a Loan and Security Agreement dated as of the date hereof ("Loan Agreement") between Pacific Basin Foods, Inc. ("Borrower") and Lender, Lender has agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

                  B. Lender's obligations to extend the credit facilities to Borrower under the Loan Agreement is subject, among other conditions, to receipt by Lender of (i) a Secured Continuing Guaranty duly executed by Grantor (the "Guaranty"), (ii) a Security Agreement duly executed by Guarantor (the "General Security Agreement") and (iii) this Security Agreement duly executed by Grantor. All of Grantor's obligations and liabilities to Lender of whatsoever kind or nature, including, without limitation, its obligations under the Guaranty, the General Security Agreement and this Security Agreement, shall be collectively referred to herein as the "Obligations."

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Lender as follows:

                  1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                           "Collateral" shall have the meaning given to that term in Paragraph 2 hereof.

                           "Copyright Office" shall mean the United States Copyright Office or any successor office or agency thereto.

                           "Copyrights" shall have the meaning given to that term in Attachment I hereto and any other copyrights, now existing or hereafter arising.

                           "Mask Works" shall have the meaning given to that term in Attachment I hereto.

                           "Patent and Trademark Office" shall mean the United States Patent and Trademark Office or any successor office or agency thereto.

                           "Patent Applications" means and refers to all applications made by, or on behalf of, Grantor to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

                           "Patent Registrations" means and refers to all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

                           "Patents" shall have the meaning given to that term in Attachment I hereto.

                           "Trade Secrets" shall have the meaning given to that term in Attachment I hereto.

                           "Trademarks" shall have the meaning given to that term in Attachment I hereto.

                           "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                  2. Grant of Security Interest.

                           (a) As security for the Obligations, Grantor hereby
pledges and grants to Lender a security interest in all right, title and interest of Grantor in and to the property described in Attachment I annexed hereto (collectively and severally, the "Collateral"), which Attachment I is incorporated herein by this reference.

                           (b) Any assignment, transfer and conveyance of any
Trademark to Lender shall be deemed to have occurred with a contemporaneous assignment, transfer and conveyance to Lender of the goodwill, business and/or means of production, associated with the goods produced or sold or the services rendered in connection with such Trademark.

                  3. Representations and Warranties. Grantor represents and warrants to Lender that:

                           (a) Grantor is the owner of the Collateral (or, in
the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral;

                           (b) Lender has (or in the case of after-acquired
Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral;

                           (c) Grantor has full corporate power and authority to
make the conditional assignment and to grant the security interest herein granted;

                           (d) Grantor does not own any Patents, Trademarks,
Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Schedules A - F to Attachment I hereto;

                           (e) Grantor has:

                                     (i) the sole, full and unencumbered right,
         title and interest in and to the Trademarks shown on Schedule A to Attachment I for the goods and services covered by the registrations thereof and such registrations are valid and enforceable and in full force and effect;

                                     (ii) the sole, full and unencumbered right,
         title and interest in and to each of the Patents shown on Schedule B to Attachment I, and the registrations thereof are valid and enforceable and in full force and effect;

                                     (iii) the sole, full and unencumbered
         right, title and interest in and to each of the Copyrights shown on Schedule E to Attachment I, and according to the records of the Copyright Office, each of said copyrights is valid and enforceable and in full force and effect;

                                     (iv) the sole, full and encumbered right,
         title and interest in and to the Mask Works shown on Schedule F to Attachment I, and according to the records of the Copyright Office, each of said Mask Works is valid and enforceable and in full force and effect;

                           (f) There is no claim by any third party that any
Patents, Trademarks, Copyrights or Mask Works are invalid or unenforceable or do or may violate the rights of any Person;

                           (g) All licenses of Patents, Trademarks, Copyrights,
Mask Works and Trade Secrets which Grantor has granted to any Person are set forth in Schedule G to Attachment I hereto;

                           (h) All licenses of Patents, Trademarks, Copyrights,
Mask Works and Trade Secrets which any Person has granted to Grantor are set forth in Schedule H to Attachment I hereto;

                           (i) Grantor has obtained from each employee who may
be considered the inventor of patentable inventions (invented within the scope of such employee's employment) an assignment to Grantor of all rights to such inventions, including Patents; and

                           (j) Grantor has taken all steps necessary to protect
the secrecy and the validity under applicable law of all material Trade Secrets.

                  4. Covenants of Grantor. Grantor hereby agrees:

                           (a) Grantor will perform all acts and execute all
documents, including notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the form of Attachment II (appropriately revised) annexed hereto, that may be necessary or desirable to record, maintain, preserve, protect and perfect Lender's interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

                           (b) Except to the extent that Lender shall give its
prior written consent,

                                     (i) Grantor (either itself or through
         licensees) will continue to use the Trademarks in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse, and Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

                                     (ii) Grantor will not do any act or omit to
         do any act whereby the Patent Registrations may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any Patent Registration may become abandoned or dedicated;

                                     (iii) Grantor will not do any act or omit
         to do any act whereby the Copyrights or Mask Works may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any Copyright or Mask Work may become abandoned or dedicated; and

                                     (iv) Grantor will not assign, sell,
         mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Security Agreement shall be deemed a consent by Lender to any such action except as expressly permitted herein;

                           (c) Except as may be expressly limited by the Loan
Agreement, Grantor will promptly pay Lender for any and all sums, costs, and expenses which Lender may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Obligations, the Collateral or the security interest and assignments granted hereunder, including all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees and expenses, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand;

                           (d) Grantor will promptly notify Lender upon the
filing, either by Grantor or through any agent, employee, licensee or designee, of (i) an application for the registration of any Patent, Trademark, Copyright or Mask Work with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which Grantor may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or
(iii) any assignment of any Copyright or Mask Work, which Grantor may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Lender, Grantor shall execute and deliver any and all assignments, agreements, instruments, documents and papers as Lender may request to evidence Lender's interest in such Patent, Trademark (and the goodwill and general intangibles of Grantor relating thereto or represented thereby), Copyright or Mask Work, and Grantor authorizes Lender to amend an original counterpart of the applicable notice of security interest executed pursuant to Subparagraph 4(a) of this Security Agreement without first obtaining Grantor's approval of or signature to such amendment and to record such assignment with the Patent and Trademark Office or Copyright Office, as applicable;

                           (e) Grantor will keep the Collateral free of all
Liens, except in favor of Lender;

                           (f) Grantor will take all necessary steps in any
proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder);


                           (g) During the term of the Loan Agreement, Grantor
shall (i) make application to the Patent and Trademark Office (and assign such application to Lender as security) to register any material unpatented but patentable inventions developed by Grantor or its employees (within the scope of their employment), unless Grantor, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a Trade Secret;
(ii) make application to the Patent and Trademark Office to register any registerable but unregistered material Trademarks used by Grantor in connection with its products or services; and (iii) make application to the Copyright Office to register any material unregistered Copyright or Mask Work to which Grantor has rights;

                           (h) Grantor shall (i) use proper statutory notice in
connection with its use of the Patents, Trademarks, Copyrights and Mask Works,
(ii) maintain consistent standards of quality in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks, and (iii) take all steps necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets;

                           (i) Grantor agrees that if it or any Affiliate,
learns of any use by any Person of any term or design likely to cause confusion with any Trademark, Grantor shall promptly notify Lender of such use and of all steps taken and to be taken to remedy any infringement of any Trademark;

                           (j) Grantor shall maintain with each employee who may
have access to the Trade Secrets of Grantor an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee's employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including patents and patent applications, to Grantor and further requiring such employee to cooperate fully with Grantor, its successors in interest, including Lender, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee's employment with Grantor or after the termination of such employment;

                           (k) Grantor shall at all times keep at least one
complete set of its records concerning the Collateral at its chief executive office and shall make such records available for inspection by Lender in accordance with the terms of the Loan Agreement.

                  5.       Authorized Action by Lender.

                           (a) Lender may, in its sole discretion, pay any
amount or do any act required of Grantor hereunder or requested by Lender to preserve, defend, protect, maintain, record or enforce Grantor's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Lender by this Security Agreement, and which Grantor fails to do or pay, and any such payment shall be deemed an advance by Lender to Grantor and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

                           (b) Grantor agrees to execute and deliver to Lender
three originals of a Special Power of Attorney in substantially the form of Attachment III to this Agreement for the implementation of the recording, giving of notice, preservation, assignment, sale or other disposal of the Collateral pursuant to Subparagraphs 2(a), 2(b), 5(a) and 7(a).

                           (c) Grantor hereby grants to Lender and its employees
and agents the right to visit Grantor's business facilities at which Grantor manufactures products or provides services, which products or services are sold under or provided in connection with any of the Trademarks, and to inspect such products and the quality control records relating thereto or observe the provision of such services.

                  6.       Litigation and Other Proceedings.

                           (a) Grantor shall have the right and obligation to
commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                           (b) Upon the occurrence and during the continuation
of an Event of Default, Lender shall have the right but not the obligation to bring suit or institute proceedings in the name of Grantor or Lender to enforce any rights in the Collateral, including any license thereunder, in which event Grantor shall at the request of Lender do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. If Lender elects not to bring suit to enforce any right under the Collateral, including any license thereunder, Grantor agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

                  7.       Default and Remedies.

                           (a) Grantor shall be deemed in default under this
Security Agreement upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement. Upon the occurrence and during the continuation of any such Event of Default, Lender may, at its option, and (except if otherwise specified below) without notice to or demand on Grantor, and in addition to all rights and remedies available to Lender under the Loan Agreement or the other Loan Documents, do any one or more of the following:

                                     (i) upon ten (10) days' prior notice to
         Grantor, direct Grantor not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose;

                                     (ii) at any time and from time to time,
         upon ten (10) days' prior notice to Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

                                     (iii) at any time and from time to time,
         enforce (and upon notice to Grantor have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof;

                                     (iv) at any time and from time to time,
         upon ten (10) days' prior notice to Grantor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper; and

                                     (v) in addition to the foregoing, in order
         to implement the assignment, sale or other disposal of any of the Collateral pursuant to clause (a)(iv) hereof, Lender may, at any time, pursuant to the authority granted in the Power of Attorney executed pursuant to Subparagraph 5(b) hereof, execute and deliver on behalf of Grantor, one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                           (b) Grantor agrees to pay when due all reasonable
costs incurred in any such transfer of the Patents, Trademarks, Copyrights or Mask Works, including any taxes, fees and reasonable attorneys' fees and expenses, and all such costs shall be added to the Obligations. Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Lender, and then to the Obligations, in such order as to principal or interest as Lender may desire; and Grantor shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with which the Trademarks, Patents, Copyrights or Mask Works are used, and its customer lists and other records relating to the Trademarks, Patents, Copyrights or Mask Works and to the distribution of products or the provisions of services, to Lender or its designee.

                  8.       Indemnification and Release.

                           (a) Grantor assumes all responsibility and liability
arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and Grantor hereby indemnifies and holds Lender and its directors, officers, employees, agents and any of its Affiliates ("Indemnitees") harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by Grantor (or any Affiliate of Grantor) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Grantor (or any Affiliate of Grantor). Grantor agrees that Lender does not assume, nor shall Lender have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

                           (b) Grantor agrees to indemnify and hold each
Indemnitee harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with (i) any claim, suit or proceeding instituted by or against Grantor, (ii) any action taken or omitted to be taken by Lender pursuant to Subparagraph 6(b), or (iii) any action taken or omitted to be taken by Lender pursuant to clause 7(a)(iii) hereof with respect to any license agreement of Grantor; provided, however, that Grantor shall not be required to indemnify any Indemnitee to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee.

                           (c) Grantor hereby releases each Indemnitee from any
claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Indemnitees, or any of them, under the powers of attorney granted under the Special Power of Attorney executed pursuant to Subparagraph 5(b) herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees.

                           (d) Grantor agrees to cause Lender to be named as an
additional insured with respect to any policy of insurance held by Grantor from time to time covering product liability or intellectual property infringement risk.

                  9.       Miscellaneous.

                           (a) Notices. Except as otherwise provided herein, all
notices, requests, demands, consents, instructions or other communications to or upon Grantor or Lender under this Security Agreement shall be made and deemed received in accordance with Section 9.4 of the Loan Agreement.

                           (b) Nonwaiver. No failure or delay on Lender's part
in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                           (c) Amendments and Waivers. Except with respect to
action by the Lender pursuant to Subparagraph 4(d), this Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Grantor and Lender as required by the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given.

                           (d) Assignments. This Security Agreement shall be
binding upon and inure to the benefit of Lender and Grantor and their respective successors and assigns; provided, however, that Grantor and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement.

                           (e) Cumulative Rights, etc. The rights, powers and
remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, the Loan Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Grantor waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

                           (f) Payments Free of Taxes, Etc. All payments made by
Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, Grantor shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                           (g) Partial Invalidity. If any time any provision of
this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                           (h) Governing Law. This Security Agreement shall be
governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                           (i) Submission to Jurisdiction. Grantor hereby
irrevocably and unconditionally:

                                     (i) Submits for itself and its property in
         any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America for the County of Los Angeles, and consents and agrees to suit being brought in such courts as Lender may elect;

                                     (ii) Waives any objection that it may now
         or hereafter have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                                     (iii) Waives personal service of the
         summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to Grantor at the address set forth in the Loan Agreement and that service so made shall be deemed completed upon the earlier of Grantor's actual receipt thereof or 3 business days after deposit in the U.S. Mails, proper postage prepaid. Nothing in this Security Agreement shall be deemed or operate to affect the right of Lender to serve legal process in any other manner permitted by law, or to preclude the enforcement by Lender of any judgment or order obtained in such forum or the taking of any action under this Security Agreement to enforce same in any other appropriate forum or jurisdiction.

                           (j) Jury Trial. EACH OF GRANTOR AND LENDER, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

                  IN WITNESS WHEREOF, Grantor and Lender have caused this Security Agreement to be executed as of the day and year first above written.


                                           GALVESTON'S STEAKHOUSE CORP.


                                           By:_________________________________

                                           Name:_______________________________

                                           Title:______________________________


___________________________________

___________________________________

___________________________________


                                           THE CIT GROUP/CREDIT FINANCE, INC.

                                           By:_________________________________

                                           Name:_______________________________

                                           Title:______________________________

                                  ATTACHMENT I
                              TO SECURITY AGREEMENT


                           (a) All copyrights including (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described on Schedule E to this Attachment I annexed hereto, which Schedule E is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Copyrights");

                           (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described in Schedules B and D to this Attachment I annexed hereto, which Schedules B and D are incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents");

                           (c) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Grantor, including those described in Schedules A and C to this Attachment I, which Schedules A and C are incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");

                           (d) All goodwill of Grantor's business symbolized by the Trademarks and all customer lists and other records of Grantor relating to the distribution of products or provision of services bearing or covered by the Trademarks;

                           (e) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, including those described on Schedule F to this Attachment I annexed hereto, which Schedule F is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Mask Works").

                           (f) All information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Grantor (collectively, the "Trade Secrets").

                           (g) All claims by Grantor against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets;

                           (h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                           SCHEDULE A TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                                   TRADEMARKS

                     Trademark                          Jurisdiction        Reg. Date           Reg. No.
                    -----------                        --------------       ---------          ---------
               GALVESTON'S AND DESIGN                     FEDERAL            9/30/86           1,411,804






                                     A-I-1

                                                                   EXHIBIT 10.37

                           GRANT OF SECURITY INTEREST

                                   TRADEMARKS

                  THIS GRANT OF SECURITY INTEREST, dated as of December , 1998, is executed by Galveston's Steakhouse Corp., a Delaware corporation ("Grantor"), in favor The CIT Group/Credit Finance, Inc. ("Lender").

                  A. Pursuant to a Loan and Security Agreement dated as of the date hereof ("Loan Agreement") between certain of Pacific Basin Foods, Inc. ("Borrower") and Lender, Lender has agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

                  B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");

                  C. Grantor has entered into a secured Continuing Guaranty of Borrower's obligations to Lender in connection with the contemplated credit facilities and as security therefor has executed, without limitation, a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Lender; and

                  D. Pursuant to the Security Agreement, Grantor has granted to Lender a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations, as defined in the Security Agreement;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Lender a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Lender's address is:

                  The CIT Group/Credit Finance, Inc.
                  300 South Grand Avenue
                  Third Floor
                  Los Angeles, California  90071
                  Telecopier No.: (213) 613-2566

                  IN WITNESS WHEREOF, Grantor has caused this Assignment to be executed as of the day and year first above written.

                                       GALVESTON'S STEAKHOUSE CORP.

                                       By: ___________________________________

                                       Name:__________________________________

                                       Title:_________________________________

ALL-PURPOSE ACKNOWLEDGMENT

STATE OF _______________               )
                                       )  ss.
COUNTY OF ______________               )

On ____________, 1998, before me, ____________________________________________
                                           (Name and Title of Officer)

personally appeared __________________________________________________________

     /  /         personally known to me

                  -or-

    /  /          proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.

     ---------------------------------------------------------
                       Signature Of Notary

                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

                  CAPACITY CLAIMED BY SIGNER                                  DESCRIPTION OF ATTACHED DOCUMENT

/ /  Individual
/ /  Corporate Officer

     ---------------------------------------------------        ----------------------------------------------------------
                       Title(s)                                                  Title Or Type Of Document

/ /  Partner(s)                 / /  Limited
                                / /  General

/ /  Attorney-In-Fact                                           __________________________________________________________
/ /  Trustee(s)                                                                       Number Of Pages
/ /  Guardian/Conservator

/ /  Other:_____________________________________________

  Signer is representing:                                       __________________________________________________________
                                                                                     Date Of Document

  Name Of Person(s) Or Entity(ies)

--------------------------------------------------------
                                                                ----------------------------------------------------------
________________________________________________________                     Signer(s) Other Than Named Above

                                    SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                                    TRADEMARKS

                     Trademark                          Jurisdiction        Reg. Date           Reg. No.
                     ---------                          ------------        ---------           --------
               GALVESTON'S AND DESIGN                     FEDERAL            9/30/86           1,411,804



                                     1-A-1

                                    SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                                              TRADEMARK APPLICATIONS

                     Trademark                          Jurisdiction        Reg. Date           Reg. No.
                     ---------                          ------------        ---------           --------
None.